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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Kratos Defense & Security Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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	(1)	Amount Previously Paid:
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April 15, 2011

Dear Stockholder:

        You are cordially invited to attend the 2011 Annual Meeting of Kratos Defense & Security Solutions, Inc. ("Kratos"), which will be held at Kratos' headquarters, 4820 Eastgate Mall, San Diego, CA 92121, on Friday, May 27, 2011, at 9:00 a.m. local time. We hope you will be able to attend the meeting in person.

        At our annual meeting, our stockholders will be asked to elect the seven directors named herein to our Board of Directors; to ratify the Board's selection of Grant Thornton LLP as our independent registered public accounting firm; to approve the adoption of the 2011 Equity Incentive Plan; to approve an amendment to our Employee Stock Purchase Plan to increase the shares available for purchase under the plan; to cast an advisory vote on compensation of our named executive officers; to cast an advisory vote on the frequency of the stockholder advisory vote to approve the compensation of our named executive officers; and to transact such other business as may properly come before the meeting or any adjournment thereof. Following the formal annual meeting, we will also present a report on our operations and activities, and management will be pleased to answer your questions about us and our business.

        Whether or not you plan to attend the annual meeting personally, and regardless of the number of shares of Kratos common stock you own, it is important that your shares be represented at the annual meeting. This year, we are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") instead of a paper copy of our proxy materials, which include the Notice of Annual Meeting, our proxy statement, our 2010 Annual Report and a proxy card or voting instruction form. The Notice contains instructions on how to access those documents on the Internet and how to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials. All stockholders who do not receive the Notice will receive a paper copy of the proxy materials by mail. If you have received a paper copy of our proxy materials you can cast your vote by completing the enclosed proxy card and returning it in the postage-prepaid envelope provided or by utilizing the telephone or Internet voting systems.

Sincerely,

Eric DeMarco President and Chief Executive Officer

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
4820 EASTGATE MALL
SAN DIEGO, CA 92121
(858) 812-7300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 27, 2011

To the Stockholders of Kratos Defense & Security Solutions, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kratos Defense & Security Solutions, Inc. (the "Company") will be held on Friday, May 27, 2011, at 9:00 a.m. local time at the Company's headquarters, 4820 Eastgate Mall, San Diego, CA 92121, for the following purposes:

  1.
  To elect the following seven nominees as directors to serve until the next annual meeting, or until their successors are duly elected and qualified: Scott Anderson, Bandel Carano, Eric DeMarco, William Hoglund, Scot Jarvis, Jane Judd, and Samuel Liberatore.

  2.
  To ratify the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 25, 2011.

  3.
  To approve the adoption of the Company's 2011 Equity Incentive Plan.

  4.
  To approve an amendment to the Company's 1999 Employee Stock Purchase Plan to increase the aggregate number of shares that may be issued under the plan by 250,000 shares.

  5.
  An advisory (non-binding) vote on the compensation of our named executive officers, as presented in the proxy statement accompanying this Notice.

  6.
  An advisory (non-binding) vote on the frequency of the stockholder advisory vote to approve the compensation of our named executive officers, as presented in the proxy statement accompanying this Notice.

  7.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

        The Company's Board of Directors has fixed the close of business on April 4, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting and at any adjournment or postponement thereof. All stockholders are invited to attend the meeting. You must present your proxy, voter instruction card or meeting notice for admission.

By Order of the Board of Directors,

Eric DeMarco
President and Chief Executive Officer

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE ON THE INTERNET AS INSTRUCTED IN THESE MATERIALS, OR, IF YOU REQUESTED AND RECEIVED A PRINTED COPY OF THIS PROXY STATEMENT, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, OR VOTE OVER THE PHONE OR INTERNET AS INSTRUCTED IN THESE MATERIALS AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING.

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
4820 EASTGATE MALL
SAN DIEGO, CA 92121

PROXY STATEMENT

For Annual Meeting of Stockholders to be held on May 27, 2011

General

        The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") of Kratos Defense & Security Solutions, Inc., to be held on May 27, 2011 at 9:00 a.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's headquarters, 4820 Eastgate Mall, San Diego, California 92121.

        We intend to mail a Notice Regarding the Availability of Proxy Materials (the "Notice") to all stockholders of record entitled to vote at the Annual Meeting on or about April 15, 2011. The Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials.

        All references to us, we, our, the Company and Kratos refer to Kratos Defense & Security Solutions, Inc., a Delaware corporation, and its subsidiaries.

        Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 27, 2011:

        Our proxy statement and our 2010 Annual Report to Stockholders are available at www.proxyvote.com. This website address contains the following documents: the Notice of Annual Meeting, our proxy statement and our 2010 Annual Report to Stockholders. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

Solicitation and Revocation of Proxy

        Our Board is soliciting the accompanying proxy. In accordance with unanimous recommendations of our Board, the individuals named in the proxy will vote all shares represented by proxies in the manner designated, or if no designation is made, they will vote the proxies FOR the election of all of the director nominees and FOR each proposal. In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment of the Annual Meeting. As of the date of this proxy statement, our Board does not know of any other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement. The individuals acting as proxies will not vote on a particular matter if the proxy card representing those shares instructs them to abstain from voting on that matter or to the extent a proxy card is marked to show that some of the shares represented by the proxy card are not to be voted.

        If you give a proxy, you may revoke it at any time before its use, either:

          (1)   by revoking it in person at the Annual Meeting;

          (2)   by writing, delivered to our Corporate Secretary at 4820 Eastgate Mall, San Diego, California, 92121 before the proxy is used; or

          (3)   by a later dated proxy card delivered to us at the above noted address before the proxy is used.

Your presence at the meeting will not revoke your proxy, but if you attend the meeting and cast a ballot, your proxy will be revoked as to the matters on which the ballot is cast.

Shares Outstanding and Voting Rights

        Only stockholders of record as of the record date, April 4, 2011, will be entitled to notice of and to vote at the Annual Meeting or at any continuation, postponement or adjournment of the original meeting. On the record date, our only class of voting stock outstanding was common stock. On April 4, 2011, 23,836,556 shares of common stock were issued and outstanding. Each outstanding share of common stock entitles the holder to one vote on all matters to be voted upon at the Annual Meeting.

How to Vote

Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote by attending the Annual Meeting and voting in person. You will be given a ballot at the Annual Meeting.

        If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy using the enclosed proxy card, vote by proxy on the Internet or vote by proxy over the telephone. The procedures for voting by proxy are as follows:

  •
  To vote via the Internet, follow the instructions on the Notice or go to the Internet address stated on your proxy card.

  •
  To vote by telephone, call the number on your proxy card. If you receive only the Notice, you may follow the procedures outlined in the Notice to request a proxy card.

  •
  To vote by mail, if you receive only the Notice, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. If you receive a paper copy of the proxy materials and wish to vote by mail, simply mark your proxy card, date and sign it and return it in the postage-prepaid envelope.

        Votes submitted via the Internet or by telephone must be received by 11:59 P.M., Eastern Time on May 26, 2011. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

        We provide Internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet and telephone access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent

        If at the close of business on April 4, 2011 your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and you will receive the Notice from that organization. Your broker, bank or other nominee will allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone. In addition, you may request paper copies of our proxy statement and proxy card by following the instructions on the Notice provided by your broker, bank or other nominee.

        Please note that if your shares are held of record by a broker, bank or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your broker, bank or other nominee.

Voting Kratos shares held through the Kratos 401(k) Plan

        The Kratos 401(k) Plan provides that the trustee of the plan will vote the shares of our common stock that are not directly voted by the participants in the plan. If the trustee does not receive voting instructions from participants in the Kratos 401(k) Plan, the trustee may vote the shares of our common stock under such plan in the same proportion as the shares voted by all other respective plan participants. If the trustee receives a signed but not voted proxy card, the trustee will vote such shares of our common stock according to the Board's recommendations.

Counting of Votes; Quorum

        The inspector of election appointed for the meeting by our Board will count the votes cast by proxy or in person at the Annual Meeting. The inspector will count those votes to determine whether or not a quorum is present.

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of our outstanding shares of common stock are represented by votes at the Annual Meeting or by proxy. At the close of business on April 4, 2011, the record date for the Annual Meeting, there were 23,836,556 shares of common stock outstanding. Thus, a total of 23,836,568 shares are entitled to vote at the Annual Meeting and holders of common stock representing at least 11,918,279 votes must be represented at the Annual Meeting or by proxy to have a quorum.

        Your shares will be counted toward the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Votes withheld from a director nominee and abstentions will be counted towards the quorum requirement. Broker non-votes will also be counted towards the quorum requirement. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.

Required Vote

        The following is a summary of the voting requirements that apply to the proposals discussed in this proxy statement:

Proposal	Vote Required	Discretionary Voting Allowed?
1. Election of Directors	Plurality	No
2. Ratification of Auditors	Majority	Yes
3. Adoption of the 2011 Equity Incentive Plan	Majority	No
4. Amendment to the 1999 Employee Stock Purchase Plan	Majority	No
5. Advisory vote on the Compensation of our Named Executive Officers	Majority	No
6. Advisory vote on the Frequency of the Stockholder Advisory Vote on the Compensation of our Named Executive Officers	Plurality	No

        A "plurality" means, with regard to the election of directors, that the seven nominees for director receiving the greatest number of "for" votes from our shares entitled to vote will be elected. A "plurality" with regard to the advisory vote on the frequency of the stockholder vote on the compensation of our named executive officers means that the option (every one, two or three years)

receiving the greatest number of "for" votes will be considered the frequency recommended by stockholders.

        A "majority" means that a proposal receives a number of "for" votes that is a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

        "Discretionary voting" occurs when a bank, broker, or other holder of record does not receive voting instructions from the beneficial owner and votes those shares in its discretion on any proposal as to which rules permit such bank, broker, or other holder of record to vote. As noted below, when banks, brokers, and other holders of record are not permitted under the rules to vote the beneficial owner's shares, the affected shares are referred to as "broker non-votes."

        Although the advisory votes on Proposals 5 and 6 are non-binding, as provided by law, our Board will review the results of the votes and, consistent with our record of stockholder engagement, will take the results into account in making a determination concerning executive compensation and the frequency of such advisory votes.

Effect of Withhold Authority Votes, Abstentions and Broker Non-Votes

        Withhold Votes:    Shares subject to instructions to withhold authority to vote on the election of directors will not be voted. This will have no effect on the election of directors because, under plurality voting rules, the seven director nominees receiving the highest number of "for" votes will be elected.

        Abstentions:    Under Delaware law (under which Kratos is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting. Therefore, abstentions will have the same effect as a vote "against": Proposal No. 2—Ratification of Auditors; Proposal No. 3—Adoption of the 2011 Equity Incentive Plan; Proposal No. 4—Amendment to the 1999 Employee Stock Purchase Plan; and Proposal No. 5—Advisory Vote on the Compensation of our Named Executive Officers. Because the voting requirement applicable to Proposal No. 6—Advisory Vote on the Frequency of the Stockholder Advisory Vote on the Compensation of our Named Executive Officers is a plurality of the shares voted on the various options, an abstention with regard to this proposal will have no effect on the outcome of the vote.

        Broker Non-Votes:    Under rules that govern banks, brokers and others who have record ownership of company stock held in brokerage accounts for their clients who beneficially own the shares, these banks, brokers and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters ("discretionary matters") but do not have discretion to vote uninstructed shares as to certain other matters ("non-discretionary matters"). A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker's inability to vote the non-discretionary matters with respect to which the broker has not received voting instructions from the beneficial owner is referred to as a "broker non-vote."

        As a result of a change in rules related to discretionary voting and broker non-votes, banks, brokers, and other such record holders are no longer permitted to vote the uninstructed shares of their customers on a discretionary basis in the election of directors, adoption of or amendments to equity plans or on executive compensation matters. Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on: Proposa1 1—Election of Directors; Proposal No. 3—Adoption of the 2011 Equity Incentive Plan; Proposal No. 4—Amendment to the 1999 Employee Stock Purchase Plan; Proposal No. 5—Advisory Vote on the Compensation of our Named Executive Officers; and Proposal No. 6—Advisory Vote on the Frequency of the Stockholder Advisory Vote on the Compensation of our Named

Executive Officers. As a result, if you hold your shares in street name and you do not instruct your bank, broker, or other such holder how to vote your shares in the election of directors, on the adoption of the 2011 Equity Incentive Plan, on the amendment to the 1999 Employee Stock Purchase Plan, and on the two advisory votes related to our the compensation of our named executive officers, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted. The proposal to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 25, 2011 should be considered a routine matter. Therefore, your broker will be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name.

Delivery of Notice of Internet Availability of Proxy Materials; Delivery of Proxy Materials

        Under rules adopted by the U.S. Securities and Exchange Commission ("SEC"), we may provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to some of our stockholders of record. If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. The Notice will tell you how to access and review the proxy materials over the Internet at www.proxyvote.com. The Notice also tells you how to access your proxy card to vote on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.

        If you received more than one Notice or more than one package of proxy materials, this means that you have multiple accounts holding shares of Kratos common stock. These may include: accounts with our transfer agent, Wells Fargo Shareholder Services; shares held in Kratos' 401(k) Plan or Employee Stock Purchase Plan; and accounts with a broker, bank or other holder of record. Please vote all proxy cards and voting instruction forms that you receive with each package of proxy materials to ensure that all of your shares are voted.

Cost and Method of Solicitation

        We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our stockholders. Solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.

Stockholder List

        A complete list of registered stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose related to the meeting, for ten days prior to the date of the annual meeting during ordinary business hours at our principal offices located at 4820 Eastgate Mall, San Diego, California 92121.

Voting Results

        Voting results are expected to be announced at the Annual Meeting and will also be disclosed in a Current Report on Form 8-K (the "Form 8-K") that we will file with the SEC within four business days of the date of the Annual Meeting. In the event the results disclosed in our Form 8-K are preliminary, we will subsequently amend the Form 8-K to report the final voting results within four business days of the date that such results are known.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Our Board of Directors currently consists of seven directors, five of whom are currently independent directors within the meaning of the listing standards of The NASDAQ Stock Market, LLC ("NASDAQ"), and all of whom are standing for re-election to the Board at the Annual Meeting. All directors are elected at each annual meeting of stockholders and serve until the next annual meeting of stockholders or until their successor has been duly elected and qualified, or until their earlier death, resignation or removal.

        Our Board of Directors has designated the persons named below as nominees for election of directors. All nominees are currently serving as directors of the Company. If elected at the Annual Meeting, each of the nominees will serve until our 2012 Annual Meeting of Stockholders.

Information Regarding Directors

Nominees for Election to the Board:

Name	Age	Committees
Scott Anderson	52	Audit Committee (Chair) Nominating and Corporate Governance Committee
Bandel Carano	49	Compensation Committee Nominating and Corporate Governance Committee (Chair)
Eric DeMarco	47
William Hoglund, Chairman	57	Audit Committee Compensation Committee Nominating and Corporate Governance Committee
Scot Jarvis	50	Audit Committee Compensation Committee (Chair) Nominating and Corporate Governance Committee
Jane Judd	64	Audit Committee
Samuel Liberatore	72

Scott Anderson

        Scott Anderson has been a director since March 1997. Mr. Anderson has been a principal of Cedar Grove Partners, LLC, an investment and advisory concern since 1997, and a principal of Cedar Grove Investments, LLC, a private seed capital firm since 1998. Mr. Anderson was with McCaw Cellular/AT&T Wireless, most recently as Senior Vice President of the Acquisitions and Development group, from 1986 until 1997. Before joining McCaw Cellular in 1986, Mr. Anderson was engaged in private law practice. Mr. Anderson has been a director of TC Global, Inc., a public registrant, since July 2010. More recently, Mr. Anderson served on the board of directors and was Audit Committee Chairman of SunCom Wireless Holdings, Inc. until its acquisition by T-Mobile USA, Inc. in February 2008. In addition, Mr. Anderson served on other public company boards prior to 2002. He currently serves on the board of directors of several private companies, including mInfo, Inc., CosComm International, Inc., Globys, Inc., Alcis Health, Inc., Root Wireless, Inc., and Anvil Corp. Mr. Anderson is a member of the control group of Savary Island Wireless, LLC, a wireless license holder. He holds a B.A. in History from the University of Washington, magna cum laude, and a J.D. from the University of Washington Law School, with highest honors. Mr. Anderson's formal legal training, extensive experience in mergers and acquisitions, experience with litigation matters, and experience on public company boards and audit committees provide important resources in his service on our Board of Directors and in his capacity as the chairman of our Audit Committee.

Bandel Carano

        Bandel Carano originally served as a director from August 1998 to June 2001 and re-joined our Board of Directors in October 2001. Since 1987, he has been a managing partner of Oak Investment Partners, a multi-stage venture capital firm. Mr. Carano also serves on the Investment Advisory Board of the Stanford Engineering Venture Fund, the board of directors of Airspan Networks, Inc. and NeoPhotonics Corporation, and the board of directors of numerous private companies, including Boston Power, Inc., Good Technologies Inc., MobiTV, Inc., nLight Photonics Corporation, Protean Electric Ltd., Plastic Logic Limited, Solarflare Communications, Inc., Stretch, Inc., and Sundrop Fuels, Inc. Mr. Carano holds a B.S. and an M.S. in Electrical Engineering from Stanford University. Mr. Carano was nominated and elected as one of Kratos' directors pursuant to the terms of a purchase agreement among Kratos and certain of its stockholders in connection with the sale of our Series A Convertible Preferred Stock in October 2001. Mr. Carano's technical engineering background and experience with several companies in the defense electronics industry is particularly relevant to his understanding of our current service and product offerings and overall long-term strategy of future offerings. He also has significant expertise in evaluating various merger and acquisition targets for synergistic technical platforms.

Eric DeMarco

        Eric DeMarco joined Kratos in November 2003 as President and Chief Operating Officer. Mr. DeMarco was appointed a director and assumed the role of Chief Executive Officer effective April 1, 2004. Prior to coming to Kratos, Mr. DeMarco most recently served as President and Chief Operating Officer of The Titan Corporation ("Titan"), then a NYSE-listed corporation, prior to its acquisition by L-3 Communications. Prior to his being named President and Chief Operating Officer, Mr. DeMarco served as Executive Vice President and Chief Financial Officer of Titan. Prior to joining Titan, Mr. DeMarco served in a variety of public accounting positions primarily focusing on large multi-national corporations and publicly traded companies. Mr. DeMarco holds a B.S. in Business Administration and Finance, summa cum laude, from the University of New Hampshire. Under Mr. DeMarco, we successfully transitioned from a wireless communications company to a national defense and homeland security solutions business, through both organic growth and strategic acquisitions. Mr. DeMarco's in-depth knowledge of our business and operations, his experience in the defense contracting industry, and his experience with publicly traded companies position him well to serve as our Chief Executive Officer and a member of our Board of Directors.

William Hoglund

        William Hoglund has been a director since February 2001 and Chairman of the Board of Directors since June 2009. Mr. Hoglund is also a member and owner of SAFE Boats International, a leading manufacturer of vessels for military, law enforcement, and commercial purposes. From 1994 to 2000, Mr. Hoglund served as Vice President and Chief Financial Officer of Eagle River, LLC, a private investment company. During his tenure at Eagle River, Mr. Hoglund was also a director of Nextel Communications, Inc. and Nextlink Communications, Inc. From 1977 to 1994, Mr. Hoglund worked for J.P. Morgan & Co. and several of its subsidiaries. Mr. Hoglund held a variety of positions in J.P. Morgan's commercial and investment banking operations. Mr. Hoglund holds a B.A. in Management Science and German Literature, cum laude, from Duke University and an MBA from the University of Chicago. Mr. Hoglund's financial experience and expertise in both the public and private marketplace is well suited for his role as a member of the Audit Committee. He also brings significant experience in the defense contracting industry. He has served on various independent committees of the Board of Directors and has taken an active leadership role, and is well qualified to serve as the Chairman of the Board of Directors.

Scot Jarvis

        Scot Jarvis joined our Board of Directors in February 1997. Mr. Jarvis co-founded Cedar Grove Partners, LLC in 1997, an investment and consulting/advisory partnership with a focus on wireless communications investments. He is a member of the control groups of Toba Inlet PCS, LLC and Savary Island Wireless, LLC, both wireless licensees. In addition, Mr. Jarvis was one of the cofounders of Cricket Communications, Inc., the low cost wireless provider owned by Leap Wireless International, Inc. (NASDAQGS: LEAP) and was a member of Leap's board of directors from 1998 to 2002. Prior to co-founding Cedar Grove, Mr. Jarvis served as a senior executive of Eagle River, Inc., an investment firm owned by Craig McCaw. While at Eagle River he founded Nextlink Communications on behalf of McCaw and served on its board of directors. He has also served on the board of directors of Nextel Communications, NextG Networks, Inc., Wavelink Communications, Inc., NextWeb, Inc., and Cantata Technologies, Inc. From 1985 to 1994, Mr. Jarvis served in several executive capacities at McCaw Cellular Communications until it was sold to AT&T. Mr. Jarvis currently serves on the board of directors of Good Technologies (since 2003), Airspan Networks (since February 2011), and Slingshot Sports (since 1999). Mr. Jarvis is a venture partner with Oak Investment Partners, a venture capital firm. Mr. Jarvis holds a B.A. in Business Administration from the University of Washington. Mr. Jarvis has extensive experience with mergers and acquisitions transactions, which is of particular significance to the Board of Directors as we continue to pursue growth strategies through mergers and acquisitions.

Jane Judd

        Jane Judd joined our Board of Directors in January 2011. Prior to her retirement in 2006, Ms. Judd served as Senior Vice President, Chief Financial Officer, and a member of the board of directors of Telisimo International, a communications company, from May 1996 to November 2006. Telisimo International voluntarily filed for Chapter 11 bankruptcy in March 2003 and emerged from the bankruptcy proceedings in September 2003. Prior to that, Ms. Judd was Vice President and Corporate Controller of The Titan Corporation from April 1986 to May 1996. Titan was a publicly traded major national defense services and solutions provider before its acquisition by L3 Communications in 2005. Ms. Judd is a Certified Public Accountant and she received a B.S. from the University of Utah in 1976. Ms. Judd brings financial experience and expertise to the Board of Directors with her background in public accounting and financial leadership roles, which includes experience in the defense services industry. With these skills, Ms. Judd is well qualified to serve as the Designated Financial Expert for our Board of Directors.

Samuel Liberatore

        Samuel Liberatore joined our Board of Directors in January 2009. Prior to that time, Mr. Liberatore was the Chief Operating Officer for Madison Research Corporation, building it from approximately $3 million in annual revenue to $64 million, until its acquisition by Kratos in 2006, and was President of Kratos' Weapon Systems Solutions (Madison Research) division until he retired in December 2008. Beginning in July 1994 and until June 2001, Mr. Liberatore served as Program Manager and lead engineer in support of the PAC-3 missile program for Madison Research Corporation. From 1989 to 1994, he served as Director of Ballistic Missile Defense of BDM International. Mr. Liberatore served for 30 years in the U.S. Army where he held a variety of positions related to weapons system operations, research, development and acquisition before retiring as a Colonel in 1989. He holds a B.S. in Mathematics from Loyola College, Baltimore and an M.S. in Guided Missile Engineering from the University of Texas, El Paso. In addition to normal operational and command assignments, Mr. Liberatore was the Project Manager for the HAWK missile system and Chief of Missiles and Air Defense Systems at Headquarters Department of the Army for the research, development and acquisition of all U.S. Army missile and air defense systems. Mr. Liberatore brings to the Board of Directors prior experience as a military officer, extensive experience and expertise working in the missile defense industry, and recent experience working in the defense contracting industry. Mr. Liberatore provides our Board of Directors with important insight into our key markets and customers, as well as insight into the potential market for any service and product offerings we may contemplate targeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Board has selected Grant Thornton LLP ("Grant Thornton") as our independent registered public accounting firm for the fiscal year ending December 25, 2011 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at our Annual Meeting. Grant Thornton has audited our financial statements since July 2005. Representatives of Grant Thornton are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of Grant Thornton as our independent registered public accounting firm is not required by our Second Amended and Restated Bylaws ("Bylaws") or otherwise. However, the Board is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain Grant Thornton. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our and our stockholders' best interests.

Audit and All Other Fees

        As part of its duties, the Audit Committee considers whether the provision of services, other than audit services, during the fiscal year ended December 26, 2010 by Grant Thornton is compatible with maintaining their independence.

        The following table sets forth the aggregate fees for services provided to us by Grant Thornton for the fiscal years ended December 27, 2009 and December 26, 2010:

	Fiscal 2009	Fiscal 2010
Audit Fees(1)	$815,286	$1,095,796
Audit-Related Fees(2)	—	46,860
Tax Fees(3)	—	45,000
All Other Fees(4)	3,950	4,150

TOTAL	$819,236	$1,191,806

(1)
Audit Fees consist of fees billed and expected to be billed for professional services rendered for the integrated audit of Kratos' consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports, services related to compliance with the provisions of the Sarbanes-Oxley Act, Section 404, and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings or engagements. In 2009, the amount includes $50,000 for Registration Statement Form S-3 and $7,000 for work performed in connection with the Company's SEC comment letter responses. The amount in 2010 includes $137,188 for an

  Offering Memorandum in connection with the sale of Senior Secured Notes, $38,841 associated with the filing of Registration Statements on Form S-4 and S-8, and $4,500 for work performed with respect to the Company's response to an SEC letter.

(2)
Audit-Related Fees consist of fees billed by Grant Thornton for services rendered in connection with litigation of $8,310 and $38,550 associated with the audits of the Company's 401-K plans.

(3)
Tax Fees consist of fees billed for professional services rendered for the preparation of the Company's federal and state income tax return and the preparation of stub income tax returns for Gichner.

(4)
All Other Fees consist of fees for products and services other than the services reported above.

Audit Committee Pre-Approval Policy

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

        Since July 2005, each new engagement of Grant Thornton has been approved in advance by the Audit Committee.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE RATIFICATION OF SELECTION OF GRANT THORNTON LLP AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDED DECEMBER 25, 2011.

 PROPOSAL NO. 3

APPROVAL OF THE ADOPTION OF THE KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
2011 EQUITY INCENTIVE PLAN

        At the Annual Meeting, our stockholders will be asked to approve the Kratos Defense & Security Systems, Inc. 2011 Equity Incentive Plan (the "2011 Plan") and to approve 2,000,000 shares of common stock for issuance under the 2011 Plan (subject to adjustment upon certain changes in the capital structure). Our stockholders have previously authorized us to issue up to 1,900,000 shares of common stock under the Kratos Defense & Security Systems, Inc. 2005 Equity Incentive Plan, as amended (the "2005 Plan") (subject to adjustment upon certain changes in the capital structure). A copy of the 2011 Plan is attached as Appendix A to this Proxy Statement.

        We are asking our stockholders to approve the 2011 Plan so that we will have additional shares of common stock available to attract and encourage the continued employment and service of, and maximum efforts by, officers, employees and other individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in our operations and future success. Since January 2007, we have pursued this goal primarily through the grant of restricted stock units and the adoption of the 2011 Plan will enable us to continue this practice. We believe that in our human-capital intensive business, restricted stock units and other forms of equity awards are an important factor in hiring and retaining talented personnel.

        The Compensation Committee and the Board of Directors believe that in order to successfully attract and retain the best possible candidates for positions of responsibility, we must continue to offer a competitive equity incentive program. The only other plan under which we are making equity awards is the 2005 Plan, which has been approved by our stockholders. As of March 31, 2011, 694,922 shares remained available for the future grant of stock awards, including restricted stock unit awards, under the 2005 Plan. The adoption of the 2011 Plan will not impact our ability to continue making equity awards under the 2005 Plan.

        The Board of Directors and the Compensation Committee believe that additional shares must be made available as our ability to offer equity compensation to our existing and new employees impacts our ability to hire and retain employees. The Compensation Committee uses restricted stock units as its principal form of long-term equity compensation, and the Compensation Committee views this form of award as critical to achieving its compensation objectives for executives and the broader employee population. Accordingly, on March 10, 2011, the Board unanimously adopted, subject to stockholder approval, the 2011 Plan with a maximum of 2,000,000 shares of common stock issuable under the 2011 Plan (subject to adjustment upon certain changes in the capital structure of the company).

        Our option overhang is relatively low and substantially all of the outstanding options to acquire our common stock have exercise prices that are materially higher than the current trading prices of our common stock. In 2010 and 2011, we issued a substantial number of shares of common stock in public offerings that materially increased our outstanding share count by 7.2 million shares, or a 45 percent increase in our outstanding shares of 15.9 million at March 5, 2010. Our acquisitions of DEI Services Corporation, SCT Acquisition, LLC, Henry Bros. Electronics, Inc., and Herley Industries, Inc. in the second half of 2010 and beginning of 2011 also added an aggregate 1,397 additional employees, representing approximately 36.2% of our total current workforce and an increase of approximately 56.7% of our workforce as it existed immediately prior to the first of those acquisitions. We typically do not award a number of restricted stock units in a fiscal year that is more than approximately 2% of the Company's outstanding share count. For example, 333,000 restricted stock unit awards have been made in 2011, which is less than 2% (or 476,695 shares of common stock) of the number of shares of common stock issued and outstanding on March 31, 2011 (23,834,763 shares). This general policy is subject to adjustment for acquisition-related initial grants for the employees joining the Company as a result of the acquisition.

        Approval of the 2011 Plan requires the affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting.

Summary of the 2011 Plan

        A summary of the 2011 Plan is set forth below. This summary is qualified in its entirety by the specific language of the 2011 Plan, a copy of which is available to any stockholder upon request and is attached as Appendix A to this Proxy.

Types of Awards

        The 2011 Plan permits us to grant a wide-variety of awards to meet our compensation needs, such as restricted stock units, restricted stock, stock appreciation rights, stock options, and deferred stock units.

Administration

        The 2011 Plan is administered by the Compensation Committee. Subject to the terms of the 2011 Plan, the Compensation Committee may select participants to receive awards, determine the terms and conditions of awards, and interpret provisions of the 2011 Plan. The Compensation Committee determines at what time or times each award may be settled and whether any such award will vest on unusual circumstances when the Compensation Committee believes such acceleration to be in the best interest of the company, a Change in Control, or a Participant's death. Awards shall become vested at a rate no faster than pro rata over a period of at least four years following the grant date (or, in the case of vesting with respect to awards subject to performance-based or event-based vesting, no portion of such award shall vest prior to one year following the grant date). Awards may only be subject to accelerated vesting in connection with unusual circumstances to the extent that the Administrator believes such acceleration to be in the best interest of the Company, a Change in Control, certain involuntary employment terminations in connection with a Change in Control or a change in control of the Board, a Participant's death or as otherwise set forth in an enforceable agreement with a participant. The 2011 Plan forbids, without stockholder approval, the repricing of any outstanding stock option or stock appreciation right by an amendment that lowers the exercise price of such awards. The Board of Directors may take any action that the Compensation Committee could take under the 2011 Plan.

        The 2011 Plan provides that the Company and its affiliates will, to the extent permitted by law, indemnify members of the Compensation Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the 2011 Plan. The 2011 Plan releases these individuals from liability for good faith actions associated with the administration of the 2011 Plan.

Common Stock Reserved for Issuance

        The common stock to be issued under the 2011 Plan consists of authorized but unissued shares and treasury shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the 2011 Plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2011 Plan. To the extent an award is settled in cash, the award will not count against the number of shares available for issuance under the 2011 Plan.

Eligibility

        Awards may be made under the 2011 Plan to our current or prospective (to the extent eventually employed) employees, directors and consultants, or the employees, directors and consultants of any present or future parent or subsidiary corporation. As of the end of January 2011, approximately 2,800 employees, six non-employee directors and no consultants would have been eligible to participate in the 2011 Plan had it been in effect.

        Recoupment of Awards.    Unless otherwise provided in an award agreement, and to the extent permitted by applicable law, the Compensation Committee may in its sole and absolute discretion, without obtaining approval, require that a participant reimburse the Company for all or any portion of any awards granted under the 2011 Plan or may require the termination or rescission of, or the recapture of any award or the proceeds thereof under certain situations including to the extent (i) the granting, vesting or payment of the award was predicated on the achievement of certain financial results that were subsequently the subject of a material financial restatement, (ii) the participant either benefited from a calculation that later proves to be materially inaccurate or the participant engaged in fraud or misconduct that caused the need for a material financial restatement, and (iii) a lower granting, vesting, or payment of such award otherwise would have occurred.

        Income Tax Withholding.    As a condition for the issuance of shares pursuant to awards, the 2011 Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

        Transferability.    Awards under the 2011 Plan generally may not be sold, pledged, assigned, hypothecated, transferred, assigned or disposed of other than by will or the laws of descent and distribution, except to the extent permitted by the Compensation Committee.

Restricted Stock Units

        The Compensation Committee may grant restricted stock units under the 2011 Plan, which represent a right to receive shares of common stock at a future date determined in accordance with the participant's award agreement. No monetary payment is normally required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant's services to us. The Compensation Committee may grant restricted stock unit awards subject to conditions and the attainment of performance goals over such periods as the Compensation Committee determines in writing and sets forth in a written agreement between us and the participant, or may make the awards subject to vesting conditions based on such service or performance criteria as the Compensation Committee specifies. Unless otherwise provided by the Compensation Committee, or as set forth in an enforceable agreement with a participant, a participant will forfeit any restricted stock units as to which the restrictions have not lapsed prior to the participant's termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards.

Restricted Stock Awards

        The Compensation Committee may grant restricted stock awards under the 2011 Plan. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Compensation Committee specifies, and the shares acquired generally may not be transferred by the participant until vested. Unless otherwise provided by the Compensation Committee, or as set forth in an enforceable agreement with a participant, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant's termination of service. Participants holding restricted stock will have the right to vote the shares, but not to receive any dividends paid.

Stock Options

        The 2011 Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options. The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant. An exception to these requirements is made for options that we grant in substitution for options held by employees of companies that we acquire. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer. The exercise price of each indexed stock option (an option with an exercise price that either increases by a fixed percentage over time or changes by reference to a published index), and the terms and adjustments which may be made to such an option, will be determined by the Compensation Committee in its sole discretion at the time of grant. On March 31, 2011, the closing price of our common stock on the NASDAQ Global Select Market was $14.22 per share.

        The 2011 Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent, by the assignment of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the option, to the extent legally permitted, by tender of shares of common stock owned by the optionee having a fair market value not less than the exercise price, by a net exercise procedure, or such other lawful consideration as approved by the Compensation Committee, or by any combination of these. Nevertheless, the Compensation Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by us, through the optionee's surrender of a portion of the option shares to us.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Compensation Committee. The maximum term of any option granted under the 2011 Plan is ten years, provided that an incentive stock option granted to a 10% stockholder must have a term not exceeding five years. The Compensation Committee will specify in each written option agreement, and solely in its discretion, the period of post-termination exercise applicable to each option.

        Generally, stock options are exercisable during the optionee's lifetime only by the optionee.

Stock Appreciation Rights

        A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. The stock appreciation right will be settled through either shares of common stock or in cash or a combination thereof, as determined by the Compensation Committee. The Compensation Committee may grant stock appreciation rights under the 2011 Plan in tandem with a related stock option or as a freestanding award. A tandem stock appreciation right is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be canceled. Freestanding stock appreciation rights vest and become exercisable at the times and on the terms established by the Compensation Committee. The maximum term of any stock appreciation right granted under the 2011 Plan is ten years. Stock appreciation rights generally are exercisable during the participant's lifetime only by the participant.

Deferred Stock Awards

        The 2011 Plan provides that certain participants who are executives or members of a select group of highly compensated employees may elect to receive, in lieu of payment in cash or stock of all or any portion of such participant's cash and/or stock compensation, an award of deferred stock units. A participant electing to receive deferred stock units will be granted automatically, on the effective date of such deferral election, an award for a number of stock units equal to the amount of the deferred compensation divided by an amount equal to the fair market value of a share of our common stock on the date of grant. A stock unit is an unfunded bookkeeping entry representing a right to receive one share of our common stock in accordance with the terms and conditions of the deferred stock unit award. Participants are not required to pay any additional cash consideration in connection with the settlement of a deferred stock unit award. A participant's compensation not paid in the form of a deferred stock unit award will be paid in cash in accordance with our normal payment procedures.

        Each deferred stock unit award will be evidenced by a written agreement between us and the participant specifying the number of stock units subject to the award and the other terms and conditions of the deferred stock unit award, consistent with the requirements of the 2011 Plan. Deferred stock unit awards are fully vested upon the vesting of the underlying award being deferred (if any) and stand-alone deferred stock unit awards will vest as determined by the Compensation

Committee. Deferred stock unit awards will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of stock units subject to the award on a date or dates set forth in the participant's written agreement in accordance with the terms of the 2011 Plan at the time of his or her election to receive the deferred stock unit award. A holder of stock unit has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the stock unit.

Change in Control

        The 2011 Plan defines a "Change in Control" as any of the following events upon which our stockholders immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the company's voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of the company, its successor or the corporation to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the company's voting stock; (ii) a merger or consolidation in which the company is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of the company; or (iv) a liquidation or dissolution of the company. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value.

        In the event of a Change in Control in connection with which the outstanding awards are not assumed or replaced, then the Compensation Committee may, subject to any enforceable agreement with a participant: (a) accelerate the vesting of all or a portion of awards and provide for the lapse of any of our repurchase rights with respect to shares issued pursuant to an award; (b) provide for the payment of cash or other consideration to participants in exchange for the cancellation of all or some of their outstanding awards (based on the fair market value, on the date of the Change in Control, of the award being cancelled); (c) terminate all or some of the outstanding awards on the consummation of the Change in Control, provided that the Compensation Committee may provide for vesting of awards or portions thereof as of a date immediately prior to consummation of the Change in Control; and (d) make such other modifications, adjustments or amendments to outstanding awards or the 2011 Plan as the Compensation Committee deems necessary or appropriate, subject however to the terms set forth above. Awards that are not settled or cancelled prior to consummation of a Change in Control transaction in which the award is not being assumed or substituted shall terminate.

        Any award not assumed, replaced or exercised prior to the Change in Control generally will terminate. The 2011 Plan authorizes the Compensation Committee, in its discretion, to provide for different treatment of any award, as may be specified in such award's written agreement, which may provide for acceleration of the vesting or settlement of any award on a Change in Control.

Adjustments for Stock Dividends and Similar Events

        The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2011 Plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code, which we refer to as the Code, limits publicly held companies to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to its chief executive officer and the three most highly compensated executive officers (other than the chief executive officer and the chief financial officer) determined at the end of each year (the "covered employees"). However, performance-based compensation is excluded from this limitation. The 2011

Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m). To qualify as performance-based:

  •
  the compensation must be paid solely on account of the attainment of one or more preestablished, objective performance goals;

  •
  the performance goal under which compensation is paid must be established by a Compensation Committee comprising two or more directors who qualify as outside directors for purposes of the exception;

  •
  the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

  •
  the Compensation Committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

        In the case of compensation attributable to stock options and stock appreciation rights, the performance goal requirement (summarized above) is deemed satisfied, and the certification requirement (summarized above) is inapplicable, if the grant or award is made by the Compensation Committee; the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options and stock appreciation rights may be granted during a specified period to an employee; and under the terms of the option or stock appreciation rights, the amount of compensation is based solely on an increase in the value of the stock after the date of grant.

        One or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), will be used by the Compensation Committee in establishing performance goals:

  •
  revenue;

  •
  gross margin;

  •
  operating margin;

  •
  operating income;

  •
  pre-tax profit;

  •
  earnings before interest, taxes, depreciation and amortization ("EBITDA");

  •
  net income;

  •
  cash flow;

  •
  expenses;

  •
  the market price of the shares;

  •
  earnings per share;

  •
  return on stockholder equity;

  •
  return on capital;

  •
  return on net assets;

  •
  economic value added;

  •
  number of customers;

  •
  market share;

  •
  return on investment;

  •
  profit after tax;

  •
  customer satisfaction;

  •
  growth of earnings before interest and taxes;

  •
  days sales outstanding ("DSOs");

  •
  adjusted EBITDA;

  •
  EBITDA margin; and

  •
  adjusted EBITDA margin.

        Under Section 162(m) of the Code, a director is an "outside director" if he or she is not a current employee of the corporation; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the corporation; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the corporation in any capacity other than as a director.

        In order to comply with Section 162(m) of the Code and ensure compensation attributable to awards under the 2011 Plan are performance based compensation, the maximum number of shares subject to stock options, restricted stock units, restricted stock or stock appreciation rights that can be awarded under the 2011 Plan to any person is 125,000 per year and 500,000 total, for all years.

Term of 2011 Plan; Amendment and Termination of the 2011 Plan

        Unless sooner terminated by the Board, the 2011 Plan will terminate 10 years after approval by our stockholders. The Board may terminate or amend the 2011 Plan at any time and for any reason. However, amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

Federal Income Tax Consequences of Awards

Restricted Stock Units

        There are no immediate tax consequences of receiving an award of restricted stock units under the 2011 Plan. A participant who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the restriction period or, if later, the payment date. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the participant in the year the participant is taxed on the income.

Restricted Stock

        A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

Incentive Stock Options

        The grant of an option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option, except that the alternative minimum tax may apply, and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below. For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of one of our subsidiaries from the date the option is granted through a date within three months before the date of exercise of the option. In the case of a grantee who is disabled, the three-month period for exercise following termination of employment is extended to one year. In the case of a grantee who dies, both the time for exercising incentive stock options after termination of employment and the holding period for stock received through the exercise of the option are waived. If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Code.

        In the event an incentive stock option is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Non-Qualified Options

        The grant of an option will not be a taxable event for the grantee or us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

        Absent special limitations on exercisability, in the event a nonqualified stock option is granted with an exercise price that is below fair market value or is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provides rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest.

Stock Appreciation Rights

        There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2011 Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        A stock appreciation right can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A stock appreciation right that does not meet the requirements of Section 409A of the Code can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Deferred Stock Awards

        There are no immediate tax consequences of receiving an award of deferred common stock under the 2011 Plan. A grantee who is awarded deferred common stock will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the distribution date(s) under the deferral election, reduced by the amount, if any, paid for such shares. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

        Deferred common stock can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of a deferred common stock that does not meet the requirements of Section 409A of the Code can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

2011 Plan Benefits

        Awards granted to our employees (including our executive officers), directors and consultants under the 2011 Plan from the 2,000,000 share reserve will be granted at the discretion of the Compensation Committee, and, accordingly, are not yet determinable. If stockholder approval of the 2011 Plan is obtained, we will grant awards to each non-employee director as provided under the 2011 Plan as determined by the Compensation Committee. Benefits under the 2011 Plan will depend on a number of factors, including the fair market value of our common stock on future dates, actual performance against performance goals established with respect to performance awards and decisions made by the participants. Consequently, other than as provided above, it is not possible to determine the benefits that might be received by participants under the 2011 Plan.

 PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
1999 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE AGGREGATE NUMBER OF
SHARES THAT MAY BE ISSUED UNDER THE PLAN BY 250,000 SHARES

        At the Annual Meeting, the stockholders will be asked to approve an amendment to the Kratos Defense & Security Solutions, Inc. 1999 Employee Stock Purchase Plan (the "Purchase Plan") to increase the maximum number of shares of common stock that may be issued under the Purchase Plan by 250,000 shares. Our stockholders have previously approved the reservation of 1,060,000 shares of our common stock for purchase by employees under the Purchase Plan. As of March 15, 2011, a total of 608,674 shares remain available for future purchases, without giving effect to the proposed amendment.

        Our Board of Directors believes that the Purchase Plan benefits us and our stockholders by providing our employees with an opportunity to purchase shares of common stock at a discount through payroll deductions, which helps to attract, retain and motivate valued employees. To provide a reasonable reserve of shares to permit us to continue offering this opportunity to our employees, the Board of Directors has adopted, subject to stockholder approval, an amendment to increase the number of shares of common stock remaining reserved for issuance under the Purchase Plan by 250,000 shares.

        Employees who actively participate in the Purchase Plan may have up to 15% of their earnings for the relevant offering period withheld pursuant to the Purchase Plan. The amount withheld is used at various purchase dates within the offering period to purchase shares of our common stock. The price paid for common stock at each such purchase date equals the lower of 85% of the fair market value of the common stock at the commencement date of that offering period or 85% of the fair market value of the common stock on the relevant purchase date. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically upon termination of employment.

Summary of the Purchase Plan

        The following summary is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any stockholder upon request.

        General.    At the beginning of each offering under the Purchase Plan (each, an "Offering"), each participant in the Purchase Plan is granted the right to purchase, through accumulated payroll deductions, up to a number of shares of our common stock determined on the first day of the Offering (a "Purchase Right"). The Purchase Right is automatically exercised on each purchase date during the Offering unless the participant has withdrawn from participation in the Purchase Plan prior to such date. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code.

        Authorized Shares.    Currently, a maximum of 608,674 authorized but unissued or reacquired shares of common stock remain available for issuance under the Purchase Plan, subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, or in the event of any merger, sale of assets or other reorganization. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

        Administration.    The Purchase Plan is administered by the Board of Directors or a committee of the Board. (For purposes of this discussion, the term "Board" refers to either the Board of Directors or such committee.) Subject to the provisions of the Purchase Plan, the Board determines the terms and conditions of Purchase Rights granted under the plan. The Board has the authority to interpret the

Purchase Plan and Purchase Rights granted thereunder, and any such interpretation of the Board will be binding.

        Eligibility.    Any employee of the Company or any parent or subsidiary of the Company designated by the Board for inclusion in the Purchase Plan is eligible to participate in an Offering under the plan so long as the employee is customarily employed for at least 20 hours per week and more than five months in any calendar year. As of March 31, 2011, approximately 2,850 employees, including all executive officers, were eligible to participate in the Purchase Plan.

        Offerings.    Generally, each Offering under the Purchase Plan extends for a period of six months (the "Offering Period"). New Offering Periods begin every six months (an "Offering Date") and do not overlap. Offering Periods generally commence on January 1 and July 1 of each year. Shares are purchased on the last day of each purchase period. The Board may establish a different term for any Offering (not to exceed 27 months) or purchase period or different commencement or ending dates for an Offering or a purchase period.

        Participation and Purchase of Shares.    Participation in an Offering under the Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the first day of an Offering Period. Payroll deductions may not exceed 15% of an employee's earnings on any payday during the Offering Period, provided that the Board may establish a different limit from time to time. An employee who becomes a participant in the Purchase Plan will automatically participate in each Offering beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from the Purchase Plan, becomes ineligible to participate, or terminates employment.

        Subject to any uniform limitations or notice requirements imposed by the Company, a participant may increase or decrease his or her rate of payroll deductions or withdraw from the Purchase Plan at any time during an Offering. Upon withdrawal, the Company will refund without interest the participant's accumulated payroll deductions not previously applied to the purchase of shares. Once a participant withdraws from an Offering, that participant may not again participate in the same Offering at any later time. If the fair market value of a share of common stock on the Offering Date of the current Offering in which employees are participating is greater than such fair market value on the Offering Date of a new Offering, then, unless a participant elects otherwise, each participant will be automatically withdrawn from the current Offering after purchasing shares and enrolled in the new Offering.

        On each Purchase Date, we issue to each participant in the Offering the number of shares of our common stock equal to the amount of payroll deductions accumulated for the participant during the Purchase Period divided by the purchase price, limited in any case by the number of shares subject to the participant's Purchase Right for that Offering. The price at which shares are sold under the Purchase Plan is established by the Board but may not be less than 85% of the lesser of the fair market value per share of common stock on the Offering Date or on the Purchase Date. The fair market value of the common stock on any relevant date generally will be the closing price per share as reported on the NASDAQ Global Select Market. On March 15, 2011, the closing price of our common stock as reported on the NASDAQ Global Select Market was $13.42 per share. Any payroll deductions under the Purchase Plan not applied to the purchase of shares will be returned to the participant without interest, unless the amount remaining is less than the amount necessary to purchase a whole share of common stock, in which case the remaining amount may be applied to the next Purchase Period.

        Termination or Amendment.    The Purchase Plan will continue until terminated by the Board or until all of the shares reserved for issuance under the plan have been issued. The Board may amend or terminate the Purchase Plan at any time, except that the approval of our stockholders is required within 12 months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan, or changing the categories of corporations that may be designated by the Board as corporations whose employees may participate in the Purchase Plan.

New Plan Benefits

        Participation in the Purchase Plan is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the Purchase Plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Purchase Plan.

        The table below sets forth the aggregate numbers of shares of common stock purchased by our named executive officers, all of our current executive officers as a group, and all current employees as a group (excluding executive officers) under the Purchase Plan from its inception through March 31, 2011:

Named Executive Officer and Position	Shares of Common Stock Purchased under Purchase Plan
Eric M. DeMarco, President and Chief Executive Officer	4,034
Deanna Lund, Executive Vice President and Chief Financial Officer	3,163
Laura Siegal, Vice President, Controller and Treasurer	44
Phillip Carrai, President, Technology & Training Solutions	0
Richard Selvaggio, President, Weapons Systems Solutions	0
All current executive officers as a group	8,723
All current employees as a group (excluding executive officers)	134,470

        None of our directors who are not also executive officers are eligible to participate in the Purchase Plan. Since its inception, no shares have been issued under the Purchase Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been issued five percent or more of the total amount of shares issued under the Purchase Plan.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide as to the U.S. federal income tax consequences of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the Purchase Date on which the shares are acquired (such disposition being referred to as a "disqualifying disposition"), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the purchase price. Such income may be subject to tax withholding by the employer. Any additional gain or any loss recognized by the participant resulting from the disposition of the shares is a capital gain or loss. If the participant disposes of shares at least two years after the Offering Date and at least one year after the Purchase Date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and the purchase price (determined as if the Purchase Right were exercised on the Offering Date). Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant still owns the shares at the time of his or her death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and the purchase price (determined as if the Purchase Right were exercised on the Offering Date) is recognized as ordinary income in the year of the participant's death.

        If the participant disposes of the shares in a disqualifying disposition, we should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE AMENDMENT TO THE 1999 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE
THE AGGREGATE NUMBER OF SHARES THAT MAY BE ISSUED UNDER
THE PLAN BY 250,000 SHARES.

PROPOSAL NO. 5

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS

        In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), we are providing our stockholders the opportunity to vote on a non-binding, advisory resolution, commonly known as "say-on-pay," to approve the compensation of our named executive officers, which is described in this Proxy Statement in the section titled "Compensation Discussion and Analysis" beginning on page 35, and the compensation tables beginning on page 43, and any related narrative discussion contained in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on the design and effectiveness of our executive compensation program.

        The Company's executive compensation program is designed to attract, motivate and retain talented and qualified executives to manage and lead our business. To achieve this objective, the Compensation Committee of our Board of Directors (the "Compensation Committee") has adopted a compensation approach that ties annual and long-term cash and stock incentives to achievement of measurable corporate and individual performance objectives and rewards individual performance and reinforces business strategies and objectives for enhanced stockholder value.

        We urge stockholders to read the Compensation Discussion and Analysis section of this proxy statement, as well as the compensation tables, and any related narrative discussion contained in this proxy statement, which provide detailed information on the Company's compensation policies and practices and the compensation of our named executive officers.

        The Company has in the past sought approval from shareholders regarding long-term incentive and equity based plans that we use to motivate, retain, and reward our executives. Those incentive plans make up a majority of the pay that the Company provides to our executives. Over the years, the Company has made a number of changes to its disclosures concerning executive compensation, as well as to its executive compensation programs, in response to shareholder input, including a number of enhancements mentioned in this proxy statement.

        The key strategic goals we are focused on are to build a specialized National Security business providing mission critical products, services and solutions for United States Security priorities, and to build and enhance long-term shareholder value. The executive compensation programs have played a material role in our ability to drive strong financial results and attract and retain a highly experienced, successful team to manage our company. Our Compensation Committee has designed our executive compensation programs to align the goals and objectives of our executive management with our shareholders.

        During 2010, our executive team successfully completed the four strategic acquisitions of Gichner Holdings, Inc., DEI Services Corporation, SCT Acquisition, LLC, and Henry Bros. Electronics, Inc., has accomplished significant integration activities of acquired companies, diversified the Company's product and solutions offering, and has continued to deliver sequential improved EBITDA margins. Revenues increased year over year from $334.5 million in 2009 to $408.5 million, or a 22% increase; and adjusted EBITDA increased from $24.7 million to $39.7 million, or a 60% increase. These activities were financed by the capital structure that the executive management team has put in place, which included the completion of the senior notes offering of $225 million, the refinancing and amendment of the Company's $35 million revolving line of credit, and the completion of the common stock offering of $24.7 million. The Company also generated approximately $30 million in operating cash flows, excluding the payment of acquisition related expense. The success of these actions were evidenced by an over 40% increase in Kratos' stock price from January 2010 to January 2011.

        We believe that our executive compensation programs are structured in the best manner possible to support our company and our business objectives.

  •
  Our compensation programs are substantially tied into our key business objectives and the success of our shareholders. If value we deliver to our shareholders declines, so does the compensation we deliver to our executives.

  •
  We maintain the highest level of corporate governance over our executive pay programs.

  •
  We closely monitor the compensation programs and pay levels of executives from companies of similar size and complexity, so that we may ensure that our compensation programs are within the norm of a range of market practices.

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  Our Committee, our Chairman and Chief Executive Officer, and our head of Human Resources engage in a rigorous talent review process annually to address succession and executive development for our CEO and other key executives.

        In light of the above, we believe that the compensation of our named executive officers for fiscal 2010 was appropriate and reasonable, and that our compensation policies and procedures are sound and in our best interests and in the best interests of our stockholders. Additionally, we believe that our compensation policies and procedures are effective in achieving the Company's goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives' long-term interests with those of the stockholders and motivating the executives to remain with the Company for long and productive careers.

        Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:

        "RESOLVED, that the stockholders of Kratos Defense & Security Solutions, Inc. approve, on an advisory and non-binding basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in this Proxy Statement."

        While this stockholder vote on executive compensation is merely advisory and will not be binding upon us, the Board or our Compensation Committee, we value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
AS DESCRIBED IN THIS PROXY STATEMENT.

 PROPOSAL NO. 6

ADVISORY VOTE TO APPROVE THE FREQUENCY OF THE STOCKHOLDER ADVISORY VOTE
TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

        In accordance with Section 951 of the Dodd-Frank Act, we are providing our stockholders the opportunity to cast an advisory vote on whether a non-binding stockholder resolution to approve the compensation of our named executive officers should occur every one, two or three years.

        The Board understands that there are different views as to what is an appropriate frequency for advisory votes on executive compensation. The Company has engaged some of its stockholders on this issue, and based on their feedback we believe that a majority of our stockholders would prefer an annual vote. The Board of Directors is therefore recommending that stockholders vote for holding the advisory vote on executive compensation every ONE YEAR.

        Stockholders are not voting to approve or disapprove the Board's recommendation and will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. The voting frequency option that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board or the Company, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS
THAT STOCKHOLDERS VOTE FOR A FREQUENCY PERIOD OF EVERY "ONE YEAR"
FOR FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS.

 CORPORATE GOVERNANCE

Corporate Governance Guidelines

        Our Board of Directors has adopted corporate governance guidelines to assist it in the exercise of its responsibilities and to serve the interests of the Company and our stockholders. The corporate governance guidelines are available for review on our website at www.kratosdefense.com.

Director Independence

        Our Board of Directors has unanimously determined that five of our directors standing for re-election, Messrs. Anderson, Carano, Hoglund and Jarvis and Ms. Judd, who constitute a majority of the Board, are "independent" directors as that term is defined by NASDAQ Marketplace Rule 5605(a)(2). In making this determination, the Board has affirmatively determined, considering broadly all relevant facts and circumstances regarding each independent director, that none of the independent directors has a material relationship with us (either directly or as a partner, stockholder, officer or affiliate of an organization that has a relationship with us). In addition, based upon such standards, the Board determined that Mr. DeMarco is not "independent" because he is our President and Chief Executive Officer and Mr. Liberatore is not "independent" because of his employment with Kratos in the prior three years. Mr. Liberatore will become "independent" in December 2011 as a result of his having retired from the Company in December 2008.

Nominations for Directors

        The Nominating and Corporate Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the Board for nomination. The committee will consider and evaluate any recommendation for director nominees proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of our common stock entitled to vote at the annual meeting of stockholders for at least one year by the date the stockholder makes the recommendation and (ii) undertakes to continue to hold the common stock through the date of the meeting. In order to be evaluated in connection with our established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a qualifying stockholder must be received by us no later than 120 days prior to the anniversary of the date the proxy statement was mailed to stockholders in connection with the prior year's annual meeting of stockholders. Any stockholder recommendation for director nominee must be submitted to the Corporate Secretary in writing at 4820 Eastgate Mall, San Diego, California 92121 and must contain the following information:

  •
  A statement by the stockholder that he or she is the holder of at least 1% of Kratos' common stock, that the stock has been held for at least a year prior to the date of the submission, and that the stockholder will continue to hold the shares through the date of the annual meeting of stockholders;

  •
  The candidate's name, age, contact information and current principal occupation or employment;

  •
  A description of the candidate's qualifications and business experience during, at a minimum, the last five years, including his or her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed;

  •
  A written questionnaire with respect to the background and qualifications of each candidate;

  •
  A written representation and agreement that such candidate is not and will not become a party to certain voting or compensation arrangements and that such person, if elected, will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company;

  •
  The candidate's resume; and

  •
  Three references.

        The goal of the Nominating and Corporate Governance Committee of our Board is to assemble a board of directors that brings a variety of perspectives and skills derived from high quality business and professional experience to Kratos. In doing so, the Nominating and Corporate Governance Committee also considers candidates with appropriate non-business backgrounds.

        Additionally, our Bylaws provide that in order to be eligible for election or appointment to the Board of Directors, an individual must (i) be at least 21 years of age, (ii) have the ability to be present, in person, at all regular and special meetings of the Board of Directors, and (iii) either (a) have substantial relevant experience in the national defense and security industry or (b) have, or be able to obtain, a U.S. government issued security clearance relevant to the business of the corporation. In addition to the foregoing, no person shall be eligible for election or appointment to the Board of Directors if such person has been convicted of a crime involving dishonesty or breach of trust or if such person is currently charged with the commission of or participation in such a crime. The Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in Kratos' best interests and that of our stockholders. The Nominating and Corporate Governance Committee does, however, recognize that under applicable regulatory requirements at least one member of our Board of Directors must meet the criteria for an "audit committee financial expert" as defined by SEC rules, and that at least a majority of the members of our Board of Directors must meet the definition of "independent director" under the NASDAQ Marketplace Rules or the listing standards of any other applicable self regulatory organization. The Nominating and Corporate Governance Committee also believes it to be appropriate for certain key members of our management to participate as members of our Board of Directors.

        The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of our Board willing to continue to serve. Current members of our Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective. If any member of our Board does not wish to be considered for re-election at an upcoming annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. In such cases, all of the members of our Board are polled for suggestions as to individuals meeting the criteria for nomination to our Board. Research may also be performed to identify qualified individuals. If the Nominating and Corporate Governance Committee believes that our Board requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

        All directors and director nominees are required to submit a completed form of directors' and officers' questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.

        As stated in our Corporate Governance Guidelines, nominees for director are to be selected on the basis of, among other criteria, experience, knowledge, skills, expertise, integrity, diversity, ability to make analytical inquiries, understanding of or familiarity with our business, products or markets or similar business, products or markets, and willingness to devote adequate time and effort to Board responsibilities. The Committee may establish additional criteria and is responsible for assessing the appropriate balance of criteria required of Board members. Although we do not have a written policy with respect to Board diversity, the Nominating and Governance Committee and the Board believe that a diverse board leads to improved Company performance by encouraging new ideas, expanding the knowledge base available to management and fostering a boardroom culture that promotes innovation and vigorous deliberation.

Stockholder Communications with Directors

        The Board has adopted a Stockholder Communications with Directors Policy. The Stockholder Communications with Directors Policy is available for review on our website at www.kratosdefense.com/about/governance.asp. Stockholders and other interested parties may communicate with one or more members of the Board or the non-management directors as a group in writing by regular mail. Those who wish to send such communications may do so by addressing their communication to: Chairman of the Board or Board of Directors, c/o Corporate Secretary, Kratos Defense & Security Solutions, Inc., 4820 Eastgate Mall, San Diego, California 92121.

        The Board has instructed the Corporate Secretary to review all communications so received and to exercise her discretion not to forward to the Board correspondence that is inappropriate such as business solicitations, frivolous communications and advertising, routine business matters and personal grievances. However, any director may at any time request the Corporate Secretary to forward any and all communications received by the Corporate Secretary but not forwarded to the directors.

Code of Ethics

        Our Board has adopted a Code of Ethics that applies to all of our directors, officers and employees. The Code of Ethics is available for review on our website at www.kratosdefense.com/about/governance.asp, and is also available in print, without charge, to any stockholder who requests a copy by writing to us at Kratos Defense & Security Solutions, Inc., 4820 Eastgate Mall, San Diego, California, 92121, Attention: Investor Relations. Each of our directors, employees and officers, including our chief executive officer, chief financial officer and corporate controller, and all of our other principal executive officers, are required to comply with the Code of Ethics. There have not been any waivers of the Code of Ethics relating to any of our executive officers or directors in the past year.

Meetings and Committees of the Board

        Our Board is responsible for overseeing the management of our business. We keep our directors informed of our business at meetings and through reports and analyses presented to the Board and the committees of the Board. Regular communications between our directors and management also occur apart from meetings of the Board and committees of the Board.

Meeting Attendance

        Our Board normally meets quarterly but may hold additional meetings as required. During fiscal year 2010, the Board held four regularly scheduled meetings, five special meetings and acted by unanimous written consent four times. Each of our directors attended at least 75% of the aggregate of the total number of Board meetings and the total number of meetings of each committee of the Board on which he was serving. Six of our directors attended last year's annual meeting of stockholders.

        Our Board of Directors has adopted a "Director Attendance at Annual Meeting Policy" which is available for review on our website at www.kratosdefense.com.

Committees of the Board of Directors

        Our Board currently has three standing committees to facilitate and assist the Board in the execution of its responsibilities: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee

        Our Audit Committee consists of Messrs. Anderson (Chairperson), Hoglund and Jarvis and Ms. Judd. Our Board has affirmatively determined that each member of the Audit Committee is independent under NASDAQ Marketplace Rule 5605(a)(2) and meets all other qualifications under NASDAQ Marketplace Rule 5605(e), the Sarbanes-Oxley Act of 2002 and applicable rules of the SEC. Our Board has also affirmatively determined that Ms. Judd qualifies as an "audit committee financial expert" as such term is defined in Regulation S-K under the Securities Act of 1933, as amended. During 2010, the Audit Committee held three regular meetings and three special meetings.

        The Audit Committee acts pursuant to a written charter, which is available for review on our website at www.kratosdefense.com/about/governance.asp. The responsibilities of the Audit Committee include overseeing, reviewing and evaluating our financial statements, accounting and financial reporting processes, internal control functions and the audits of our financial statements. The Audit Committee is also responsible for the appointment, compensation, retention, and as necessary, the termination of our independent auditors.

Compensation Committee

        Our Compensation Committee consists of Messrs. Carano, Hoglund and Jarvis (Chairperson). Our Board has affirmatively determined that each member of the Compensation Committee is independent as such term is defined under NASDAQ Marketplace Rule 5605(a)(2). During 2010, the Compensation Committee met three times. Our Board has adopted a charter for the Compensation Committee which is available for review on our website at www.kratosdefense.com/about/governance.asp. The Compensation Committee reviews and makes recommendations to our Board of Directors concerning the compensation and benefits of our executive officers, including the Chief Executive Officer and directors, oversees the administration of our stock option and employee benefits plans, and reviews general policies relating to compensation and benefits.

Nominating and Corporate Governance Committee

        Our Nominating and Corporate Governance Committee consists of Messrs. Anderson, Carano (Chairperson), Hoglund and Jarvis. The Nominating and Corporate Governance Committee evaluates and recommends to the Board nominees for each election of directors. The Nominating and Corporate Governance Committee met three times in 2010. Our Board has adopted a charter for the Nominating and Corporate Governance Committee; a copy of that charter is available for review on our website at www.kratosdefense.com/about/governance.asp. The responsibilities of the Nominating and Corporate Governance Committee include making recommendations to the Board with respect to the nominations or elections of directors and providing oversight of our corporate governance policies and practices.

Board Leadership Structure

        The Board believes that its current independent Board structure is best for our Company and provides good corporate governance and accountability. The Board does not have a fixed policy regarding the separation of the roles of the Chairman of the Board and the Chief Executive Officer because it believes the Board should be able to freely select the Chairman of the Board based on criteria that it deems to be in the best interests of the Company and its stockholders. The functions of the Board are carried out by the full Board, and when delegated, by the Board committees. Each director is a full and equal participant in the major strategic and policy decisions of our Company.

        The Board believes that the current structure of a separate chairman of the board and chief executive officer is the optimum structure for the Company at this time, taking into consideration Mr. DeMarco's active role in pursuing the Company's growth strategies through mergers and acquisitions.

Board Role in Risk Management

        The risk oversight function of the Board is carried out by both the Board and the Audit Committee. As provided in its charter, the Audit Committee meets periodically with management to discuss our major financial and operating risk exposures and the steps, guidelines and policies taken or implemented relating to risk assessment and risk management. Matters of strategic risk are considered by the Board as a whole. Each quarter, our Director of Internal Audit reports directly to the Audit Committee on the activities of our internal audit function and at least annually our Vice President of Law and Compliance reports directly to the Audit Committee on our ethics and compliance program. Management also reports to the Audit Committee on legal, finance, accounting and tax matters at least quarterly. The Board is provided with reports on legal matters at least quarterly and on other matters related to risk oversight on an as-needed basis.

Risks Related to Compensation Policies and Practices

        The Compensation Committee has considered whether the Company's overall compensation program for employees in 2011 creates incentives for employees to take excessive or unreasonable risks that could materially harm the Company. We believe that several features of our compensation policies for management employees appropriately mitigate such risks, including a mix of long- and short-term compensation incentives that we believe is properly weighted, the uniformity of compensation policies across the Company, and the use of our 2011 business plan, which the Compensation Committee regards as setting an appropriate level of risk taking for the Company as a baseline for our annual incentive plan targets. We also believe the Company's internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing the Company to a harmful long-term business transaction in exchange for short-term compensation benefits.

Compensation Committee Interlocks and Insider Participation

        There are no members of our Compensation Committee who were officers or employees of Kratos or any of our subsidiaries during fiscal year 2010. No members were formerly officers of Kratos or had any relationship otherwise requiring disclosure hereunder. During fiscal year 2010, no interlocking relationships existed between any of our executive officers or members of our Board or Compensation Committee, on the one hand, and the executive officers or members of the board of directors or compensation committee of any other entity, on the other hand.

Certain Relationships and Related Party Transactions

        In 2010, the Company paid approximately $215,394 to Shapiro Fussell Wedge & Martin, LLP, the law firm in which Deborah Butera, the Company's Senior Vice President, General Counsel and Secretary, was a partner, prior to her departure from the firm to join the Company in August 2010.

Procedures for Approval of Related Party Transactions

        Under its charter, the Audit Committee of our Board is charged with reviewing all potential related party transactions. Our policy has been that the Audit Committee, which is comprised solely of independent, disinterested directors, reviews and then recommends such related party transactions to the entire Board for further review and approval. All such related party transactions are then required to be reported under applicable SEC rules. Aside from this policy, we have not adopted additional procedures for review of, or standards for approval of, related party transactions but instead review such transactions on a case-by-case basis.

 REPORT OF THE AUDIT COMMITTEE

        As more fully described in its charter, the Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. Grant Thornton is responsible for performing an audit of our annual consolidated financial statements in accordance with generally accepted accounting principles (GAAP) and for issuing a report on those statements and expressing an opinion on the conformity of these audited financial statements. Grant Thornton also reviews our interim financial statements in accordance with Statement on Auditing Standards No. 100 (interim financial information). The Audit Committee oversees our financial reporting process and internal control structure on behalf of the Board. The Audit Committee met six times during 2010 and met regularly with Grant Thornton and our internal auditors, both privately and with management present.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and Grant Thornton the audited and interim financial statements, including Management's Discussion and Analysis, included in the Company's Reports on Form 10-K and Form 10-Q. These reviews included a discussion of:

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  our critical accounting policies;

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  the reasonableness of significant financial reporting judgments made in connection with the financial statements, including the quality (and not just the acceptability) of our accounting principles;

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  the clarity and completeness of financial disclosures;

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  the effectiveness of our internal control over financial reporting, including management's and Grant Thornton's reports thereon, the basis for the conclusions expressed in those reports and changes made to our internal control over financial reporting during 2010;

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  items that could be accounted for using alternative treatments within GAAP, the ramifications thereof and the treatment preferred by Grant Thornton;

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  the annual management letter issued by Grant Thornton, management's response thereto and other material written communications between management and Grant Thornton;

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  unadjusted audit differences noted by Grant Thornton during its audit of our annual financial statements; and

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  the potential effects of regulatory and accounting initiatives on our financial statements.

        In connection with its review of our annual consolidated financial statements, the Audit Committee also discussed with Grant Thornton other matters required to be discussed with the auditors under Statement on Auditing Standards No. 61, as modified or supplemented (communication with audit committees) and those addressed by Grant Thornton's written disclosures and its letter provided under Independence Standards Board Standard No. 1, as modified or supplemented (independence discussions with audit committees).

        The Audit Committee is responsible for the engagement of the independent auditors and has appointed Grant Thornton to serve in that capacity since July 2005. In connection therewith, the Audit Committee:

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  reviewed Grant Thornton's independence from the Company and management, including Grant Thornton's written disclosures described above;

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  reviewed periodically the level of fees approved for payment to Grant Thornton and the pre-approved non-audit services it has provided to us to ensure their compatibility with Grant Thornton's independence; and

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  reviewed Grant Thornton's performance, qualifications and quality control procedures.

        Among other matters, the Audit Committee also:

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  reviewed the scope of and overall plans for the annual audit and the internal audit program;

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  consulted with management and Grant Thornton with respect to our processes for risk assessment and risk management;

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  reviewed the adequacy of certain of our financial policies;

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  reviewed and approved our policy with regard to the hiring of former employees of the independent auditors;

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  reviewed and approved our policy for the pre-approval of audit and permitted non-audit services by the independent auditors;

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  received reports pursuant to our policy for the submission and confidential treatment of communications from employees and others about accounting, internal controls and auditing matters;

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  reviewed with management the scope and effectiveness of our disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of our financial statements in connection with certifications made by the Chief Executive Officer and Chief Financial Officer; and

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  reviewed significant legal developments and our processes for monitoring compliance with law and Company policies.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 26, 2010 for filing with the SEC. The Audit Committee also recommended, and the Board has approved, the selection of Grant Thornton as our independent auditors for 2011.

Respectfully submitted,
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Scott Anderson, Chairperson William Hoglund Scot Jarvis Jane Judd

        The foregoing Report of the Audit Committee is not "soliciting material," is not deemed "filed" with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of ours under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference.

 EXECUTIVE COMPENSATION

Our Executive Officers

        Executive officers are elected by our Board and serve at its discretion. There are no family relationships between any director or executive officer and any other directors or executive officers. Set forth below is information regarding our executive officers as of March 15, 2011.

Name	Position	Age	Year Appointed
Eric DeMarco(1)	Chief Executive Officer and President	47	2003
Deanna Lund	Executive Vice President and Chief Financial Officer	43	2004
Laura Siegal	Vice President, Corporate Controller and Treasurer	48	2006
Deborah Butera	Senior Vice President, General Counsel and Secretary	45	2010
Phillip Carrai	President, Technology & Training Solutions	49	2009
David Carter	President, Defense Engineering Solutions	53	2009
Benjamin Goodwin	President, Public Safety & Security	70	2008
Richard Selvaggio	President, Weapon Systems Solutions	50	2009

(1)
The biographical information for Eric DeMarco is provided in the section identifying the Director nominees beginning on page 6.

        Each executive officer holds office until his or her respective successor has been elected and duly qualified, or until his or her earlier death, resignation or removal. Historically, our Board has elected officers annually at its first meeting following the annual meeting of stockholders.

        Deanna Lund has served as Kratos' Executive Vice President and Chief Financial Officer since April 2004. Prior to joining Kratos, Ms. Lund most recently served as Vice President of The Titan Corporation from July 1998 to 2004, then an NYSE-listed corporation, prior to its acquisition by L-3 Communications, and as its Corporate Controller beginning in December 1996. Ms. Lund was also Titan's Corporate Manager of Operations Analysis from 1993 to 1996. Prior to that time, Ms. Lund worked for Arthur Andersen LLP. Ms. Lund received a bachelor's degree in Accounting from San Diego State University, magna cum laude, and is a Certified Public Accountant.

        Laura Siegal has served as Kratos' Vice President and Corporate Controller since April 2006, and Treasurer since July 2008. Prior to that time, she had served as our Vice President, Finance and Risk Management since September 2004 and as our Secretary from January 2008 to September 2010. Ms. Siegal joined Kratos in August 2000 and served as our Treasurer from December 2003 through March 2006, our Director of Corporate Planning from August 2002 to December 2003, Director of Financial Planning and Analysis from January 2001 to August 2002, and Director of Purchasing from August 2000 to January 2001. Throughout her career, Ms. Siegal has held a variety of financial management positions in technology and consulting companies including Controller of MEC Analytical Systems. Ms. Siegal received a bachelor's degree in Economics from the University of California, San Diego and is a Certified Public Accountant.

        Deborah Butera has served as Senior Vice President, General Counsel, Registered In-House Counsel, and Secretary of the Company since September 2010. Prior to joining the Company, Ms. Butera represented Kratos as outside counsel since February 2006. Prior to joining Kratos, Ms. Butera was a partner with the law firm of Shapiro Fussell Wedge & Martin, LLP in Atlanta from 2007 through 2010 and was a partner with the international law firm of Yoss, LLP from 2004 through 2007. Ms. Butera has over 16 years of experience counseling clients in legal matters. She has also held various positions of public service in law, including as a member of the board of directors of the Atlanta Bar Association and Chair of the Atlanta Bar Association's Construction Law Section.

Ms. Butera received her law degree, with highest honors, from Capital University Law School and received a bachelor's degree in Business Administration from The Ohio State University.

        Phillip Carrai has served as President of the Company's Technology & Training Solutions Division since December 2009, and as Executive Vice President of the same division from July 2008 to December 2009. Prior to that, Mr. Carrai served as President of the Information Technology Solutions segment of SYS from October 2006 until SYS's merger with Kratos in June 2008. From 2003 to 2006, Mr. Carrai was the CEO of Ai Metrix, Inc., a telecommunications software company sold to SYS in 2006. He served as Managing Director for the Morino Group and Special Advisor to General Atlantic, Inc. from 2000 to 2003, and was Executive Chairman for Ztango and a board member of Internosis. Mr. Carrai was the CEO of McCabe and Associates, a testing and analysis software company from 1997 to 2000. From 1989 to 1996, Mr. Carrai held a variety of executive management positions at Legent Corporation, an enterprise software company. Mr. Carrai received his bachelor's degree in Information Science and Accounting from Indiana University of Pennsylvania, and his MBA from Carnegie Mellon University.

        David Carter has served as President of the Company's Defense Engineering Solutions Division since December 2009, and he was the Executive Vice President of that division from December 2007 to December 2009. Before its acquisition by Kratos in December 2007, Mr. Carter served as Vice President of Haverstick/DTI Military Services Division since January 2004, where he was responsible for managing the division's technical, financial and business development operations. Mr. Carter has over thirty years of experience both as a member of the U.S. Navy and as a contractor supporting Navy combat weapons systems development, acquisition and life cycle support. Mr. Carter joined Haverstick/DTI in 1989 and for the past twenty—two years has been responsible for building and managing a DoD business sector. Mr. Carter received his Associates Degree from Anne Arundel Community College.

        Benjamin Goodwin has served as President of the Public Safety & Security segment since joining the Company in June 2008. Prior to that, Mr. Goodwin served as Senior Vice President of Sales and Marketing and President of the Public Safety, Security and Industrial Products Group of SYS from July 2005 until SYS's merger with Kratos in June 2008. Mr. Goodwin has held a variety of executive management positions in his career. From 2004 to 2005, Mr. Goodwin was Chief Operating Officer and VP of Sales for Aonix, a developer of software product solutions for the aerospace, telecommunications, and transportation industries. Mr. Goodwin had previously served as Chief Executive Officer of Aonix from 1996 to 2000. From 2000 to 2002, Mr. Goodwin was Executive Vice President of Sales & Marketing for FinanCenter, a developer of financial decision tools, and Chairman of the Board for Template Graphics Solutions, a provider of 3D graphics tools. From 1976 to 1996, Mr. Goodwin was the President and Chief Operating Officer of Thomson Software Products and President and Chief Executive Officer of SofTech Microsystems. In these capacities, Mr. Goodwin was responsible for the successful completion of an IPO, private placements and a merger in addition to significant revenue growth within the companies. Mr. Goodwin has a B.S. in Psychology from Millsaps College.

        Richard Selvaggio has served as President of Kratos' Weapon Systems Solutions Division since December 2009. Prior to that time, Mr. Selvaggio served as Executive Vice President of Weapons Systems Solutions from November 2008 to December 2009, Senior Vice President of Kratos Madison Research Corporation ("MRC") from October 2007 to November 2008, and Vice President of MRC from October 2006 to October 2007. Until MRC's acquisition by Kratos in 2006, Mr. Selvaggio had been with MRC since 1996, where he served in a number of positions including Director and Senior Vice President for the MRC Systems Sustainment Division. Prior to joining MRC, Mr. Selvaggio was employed by Loral/Ford Aerospace, beginning in 1984, as a Program Manager and Systems and Test Engineer working exclusively on missile systems engineering and product support programs. Mr. Selvaggio has over 27 years of experience in the design, development, manufacturing, and product support of military weapon systems, and has extensive international marketing experience, specifically in the Foreign Military Sales arena. He holds a B.S. in Computer Science from Alabama A&M University.

Compensation Discussion and Analysis

Overview

        This compensation discussion and analysis explains the material elements of the compensation awarded to, earned by, or paid to each of our executive officers who served as named executive officers during the last completed fiscal year. The named executive officers during the last completed fiscal year include Eric DeMarco, President and Chief Executive Officer; Deanna Lund, Executive Vice President and Chief Financial Officer; Laura Siegal, Vice President, Corporate Controller, and Treasurer; Phillip Carrai, President of the Technology & Training Solutions Division; and Richard Selvaggio, President of the Weapon Systems Solutions Division.

Compensation Program Objectives and Philosophy

        The Compensation Committee currently oversees the design and administration of the executive compensation program at Kratos. The Compensation Committee has adopted an executive compensation policy that has as its primary objective serving our stockholders by attracting, motivating and retaining talented and qualified individuals to manage and lead our business. To achieve this objective, the Compensation Committee has adopted a compensation approach that:

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  ties annual and long-term cash and stock incentives to achievement of measurable corporate and individual performance objectives; and

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  rewards individual performance and reinforce business strategies and objectives for enhanced stockholder value.

        The Compensation Committee evaluates both performance and compensation of employees to ensure that we have the ability to attract and retain employees and that compensation provided to employees remains competitive relative to the compensation paid to similarly situated employees of peer companies. The Compensation Committee endeavors to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive and takes into consideration achievements accomplished by the Company and the individual executive officers.

        The principal elements of the current executive compensation program are base salary, annual incentive cash bonus awards, long-term equity incentives in the form of restricted stock units and other equity awards, other benefits and perquisites, post-termination severance and accelerated vesting of previously granted equity awards upon termination and/or a change of control. Other benefits and perquisites at Kratos consist of life and health insurance benefits and a qualified 401(k) savings plan equivalent to those offered to all employees.

        The Compensation Committee views these components of compensation as related but distinct. Although the Compensation Committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or offset compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on the Company's strategic plan, aligning the Company's strategic objectives and executive compensation with stockholder expectations for long-term value creation, compensation for similar positions at peer companies, the Compensation Committee's view of internal equity and consistency, and other considerations we deem relevant, such as rewarding extraordinary performance.

Determination of Compensation Awards

        The Compensation Committee has historically performed, at least annually, a strategic review of our executive officers' compensation to determine whether we provide adequate incentives and motivation to our executive officers and whether we adequately compensate our executive officers relative to comparable officers in other similarly situated companies. The Committee's most recent review occurred in November 2010.

        Compensation Committee meetings typically have included, for all or a portion of each meeting, not only the Compensation Committee members but also our Chief Executive Officer and Vice President of Human Resources. For compensation decisions relating to executive officers other than the Chief Executive Officer, the Compensation Committee typically considers recommendations from the Chief Executive Officer. When determining compensation for the Chief Executive Officer, the Compensation Committee reviews detailed peer company comparable information, which is provided by the Vice President of Human Resources. This information includes, but is not limited to, company size as measured by revenues and number of employees, gross margins, operating income, earnings before interest, taxes, depreciation and amortization ("EBITDA") and EBITDA as a percentage of revenues ("EBITDA margin rate"), revenue growth rate, cash flows, growth in cash flows, earnings per share as defined by the Company, discussions among and action by the members of the Compensation Committee acting in consultation with the other independent members of the Board and market data obtained on behalf of the Compensation Committee. The Compensation Committee directed the Company's Vice President of Human Resources to engage a compensation consultant on the Compensation Committee's behalf during fiscal year 2010. The compensation consultant, Remedy Compensation Consulting, was engaged in November 2010 to assist the Compensation Committee in managing the assessments of executive and Board compensation programs. The compensation consultant accomplished its assessments by reviewing the Company's peer group selection, collecting and reviewing background information (relative to the applicable markets) for the executive officers and the Board, and reviewing and commenting on the executive compensation and Board compensation analyses the Company previously prepared based on information gathered about the Company's peer group. The compensation consultants did not provide additional services to the Company or its affiliates in an amount in excess of $120,000 during fiscal year 2010.

        The Company utilizes compensation data of similar positions at peer companies as a reference point to provide a general framework for compensation decisions. The Compensation Committee utilizes this data more as a frame of reference, with more emphasis and consideration on individual performance, including individual accomplishments and evaluation of other considerations such as achievements and performance of the Company. The peer companies that are considered for purposes of this benchmarking exercise include mid-tier and larger defense contractors involved in similar business areas such as AeroVironment, Inc., Applied Signal Technology, Inc. (recently acquired), CACI International, Inc., Cubic Corporation, Dynamics Research Corporation, GTSI Corp., Herley Industries, Inc. (recently acquired by Kratos), Integral Systems, Inc., ManTech International Corporation, NCI, Inc., SRA International, Inc., SAIC, Inc., VSE Corporation, ViaSat, Inc., CPI Aerostructures, Inc., Mercury Computer Systems Inc., L1 Identity Solutions (recently acquired), iRobot Corporation, American Science & Engineering, Inc., CPI International, Inc. (recently acquired), Global Defense Technology & Systems, Inc. (recently acquired), Harris Corporations, FLIR Systems, Inc., Alliant Techsystems Inc., KVH Industries, Inc., and Comtech Telecomm. Corp.

        It is our policy generally to qualify compensation paid to executive officers for deductibility under Section 162(m) of the Code. Section 162(m) generally prohibits the Company from deducting the compensation of officers that exceeds $1,000,000 unless that compensation is based on the achievement of objective performance goals. We believe that our existing 1999 and 2005 Equity Incentive Plans (the "Equity Plans") and our proposed 2011 Equity Incentive Plan are structured to qualify the stock options, restricted shares, stock unit awards and other awards issued thereunder as performance-based compensation and to maximize the tax deductibility of such awards. However, we may at our discretion pay compensation to our officers that is non-deductible.

Base Compensation

        We provide our named executive officers and other executives with base salaries that we believe enable us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals, while taking into account the unique circumstances of our Company. We review base salaries for our named executive officers annually and salary increases, if any, are based on the executive's success in contributing to our short-term and long-term objectives, as well as any unique challenges faced by us. We also take into account the base compensation paid by companies believed to be our competitors and by other public companies with which we believe we generally compete for key executives within our market and geographical region. The Compensation Committee utilizes the compensation data from our peer companies and companies in our industry more as a frame of reference, with more emphasis and consideration on individual performance, including individual accomplishments, evaluation of other considerations such as achievements and performance of the Company, execution of the Company's business plan and execution of the Company's strategic plan.

        The factors that the Company's Chief Executive Officer takes into consideration in reaching his recommendation for compensation for each of the named executive officers (other than the Chief Executive Officer) include the size of the organization (revenues, operating income, and headcount, etc.) the named executive officer manages and the accomplishments of the named executive officer during the most recent period, including contract awards, bid and proposal pipeline, integration of acquisitions, margin improvement, and cost containment, etc. The Chief Executive Officer also reviews the size of peer companies and the size of similar and related peer companies' organizations as related to the named executive officers of the organization. The base salary of our Chief Executive Officer is reviewed and recommended by the Compensation Committee acting in consultation with the other independent members of our Board.

        In November 2010, the Compensation Committee applied the above principles and decided to adjust certain of the executive officers' salaries commensurate with their various roles and responsibilities and applied the above principles in connection with their review of peer companies' executive compensation policies, taking into consideration the size and organizational structure of those peer companies. Additional factors the Compensation Committee took into consideration in determining the base salary increases for 2011 and the incentive compensation for 2010 included the successful completion of four acquisitions (Gichner Holdings, Inc., DEI Services Corporation, SCT Acquisition, LLC, and Henry Bros. Electronics, Inc.) during 2010, accomplishments achieved in integrating acquired businesses, the overall improvement in EBITDA margins, the completion of the senior notes offering of $225 million, the refinancing and amendment of the Company's $35 million revolving line of credit, the completion of the common stock offering of $24.7 million, and the over 40% increase in Kratos' stock price from January 2010 to January 2011.

        The Compensation Committee determined to increase Mr. DeMarco's base salary from $490,000 to $575,000, Ms. Lund's base salary from $350,000 to $375,000, Ms. Siegal's base salary from $236,000 to $245,000, Mr. Carrai's base salary from $248,000 to $255,000, and Mr. Selvaggio's base salary from $235,000 to $275,000, all effective on January 1, 2011.

Annual Cash Bonus Awards

        All employees are eligible for an annual cash bonus award based upon achievement or contributions to the Company. All executive officers have the opportunity to receive incentive compensation in the form of annual discretionary bonuses of cash based upon the achievement of certain individual and Company performance objectives during the fiscal year. Typically, target cash bonus awards are based upon a percentage of the executive's salary and range from 25% to 100% of the executive officer's salary. In determining the appropriate level of target bonus for each officer, the Compensation Committee considers the recommendation of the Chief Executive Officer and other information collected from public sources for similar positions at peer companies. Under the bonus plan, a majority of each executive's target bonus amount is based on goals related to the Company's achievement of specific financial targets for the fiscal year, which typically include a combination of EBITDA, EBITDA margin rates, cash flow, revenues, and other key financial metrics of the business, while the remaining portion of the bonus is based on specific individualized operational objectives. In order to receive any award on the financial targets, a minimum threshold must be achieved. Once achieved, the executive will typically receive a pro rata percentage of his or her bonus target based on linear interpolation. Generally, the executive will not receive any of the Company performance-based portion of the target bonus if the financial metrics fall below the minimum achievement threshold.

        The Compensation Committee and/or our Chief Executive Officer retain wide discretion to interpret the terms of the cash bonus plan and to identify the extent to which an individual's performance objectives have been met in any particular fiscal year. The Compensation Committee and/or the Chief Executive Officer also retain the right to exclude extraordinary charges or other special circumstances in determining whether the objectives were met during any particular fiscal year and may decide to grant 100% of the targeted cash bonus award even if the financial targets do not fall within the specified range, based upon an evaluation of business conditions, industry trends, and additional accomplishments achieved. In addition, the Compensation Committee and/or Chief Executive Officer may approve cash bonuses outside of the cash bonus plan. For example, the Compensation Committee and/or Chief Executive Officer may approve bonus awards in connection with an executive officer's efforts and accomplishments with respect to our strategic initiatives and milestones, and such bonus awards may overlap with or be in addition to bonus awards under the cash bonus plan.

        Under the incentive compensation plan, Mr. DeMarco was eligible to receive up to $490,000, or 100% of his annual salary, if financial targets and individual performance goals were achieved; Ms. Lund was eligible to receive up to $262,500, or 75% of her annual salary, if financial targets and individual performance goals were achieved; Mr. Carrai was eligible to receive up to $148,800, or 60% of his annual salary, if financial targets and individual performance goals were achieved; Mr. Selvaggio was eligible to receive up to $144,000, or 60% of his annual salary, if financial targets and individual performance goals were achieved; and Ms. Siegal was eligible to receive $106,200, or 45% of her annual salary if financial targets and individual performance goals were achieved.

        Mr. DeMarco was eligible to receive a bonus of up to 100% of his salary, as determined by the Compensation Committee, based on the following strategic goals and objectives: executing the Company's stated strategic plan of building the business through strategic acquisitions; diversifying the Company's business into products and solutions, in addition to services; growing the Company's revenues, operating income, and EBITDA; increasing the Company's EBITDA margin rates; achieving Company EBITDA margin rates commensurate with the Company's peers; and maintaining a capital structure for the Company that will enable the Company to continue to execute its stated strategic plan. Ms. Lund and Ms. Siegal were each eligible to receive up to 40% of their annual target bonus amount if they achieved certain individualized performance goals, including specific acquisition and integration related objectives, process improvements, cost reduction and capital structure and financing related objectives, and 60% of their annual target bonus amount if we achieved certain companywide financial targets (all excluding the impact of acquisitions), such as reaching consolidated EBITDA goals of $27 million or more, consolidated revenues of $340 million or more, consolidated accounts receivables Days Sales Outstanding (DSOs) of 85 days or less, and consolidated cash flows from operations of $15 million or more.

        Messrs. Carrai and Selvaggio were each eligible to receive up to 25% of their annual target bonus amount if they achieved certain individualized performance goals, including certain bid and proposal pipeline metrics and new contract award objectives, and 75% of their annual target amount if we achieved certain companywide financial targets (all excluding the impact of acquisitions) such as reaching consolidated EBITDA of $27 million or more, segment EBITDA before corporate costs for the Kratos Government Solutions Segment of $37.4 million or more and specific financial targets for the Technology & Training Solutions and Weapon Systems Solutions divisions, respectively. The financial targets for the Technology & Training Solutions and Weapon Systems Solutions divisions were set at levels that were difficult to achieve, including a sizable assumption of new business awards, a favorable mix of contract revenues, and cost reduction actions.

        Based upon the 2010 financial performance results and the individual performance goals achieved, Mr. DeMarco, Ms. Lund, Mr. Carrai, Mr. Selvaggio and Ms. Siegal earned bonus awards equal to $441,000, $236,250, $30,438, $109,606, and $95,580, respectively. However, our Compensation Committee determined that due to additional performance goals achieved, including the successful completion of four acquisitions (Gichner Holdings, Inc., DEI Services Corporation, SCT Acquisitions, LLC, and Henry Bros. Electronics, Inc.), during 2010, the completion of the senior notes offering of $225 million, the refinancing and amendment of the Company's $35 million revolving line of credit, the completion of the common stock offering of $24.7 million, and the over 40% increase in Kratos' stock price from January 2010 to January 2011, that the incentive compensation for 2010 for the named executive officers should reflect the accomplishments achieved by the executive management team in 2010. Accordingly, the Compensation Committee determined that Mr. DeMarco, Ms. Lund, Mr. Carrai, Mr. Selvaggio and Ms. Siegal's 2010 incentive compensation should be increased to $490,000, $262,500, $50,000, $109,606, and $100,000, respectively.

        In addition, Mr. Carrai was paid $62,500, representing the first installment due under an employment agreement dated May 29, 2009 between the Company and Mr. Carrai (which such agreement was amended and restated on January 1, 2011). Pursuant to the original agreement, Mr. Carrai was due $62,500 on December 31, 2010; under the amended and restated agreement, Mr. Carrai is entitled to receive the remaining three incentive compensation payments of $62,500 each on April 1, July 1, and October 1, 2011. These retention payments relate to the renegotiation of Mr. Carrai's existing severance and employment agreement that Kratos assumed with the SYS acquisition in June 2008.

Equity Compensation

        We believe that equity ownership by our executive officers provides important incentives for such officers to make decisions and take actions that maximize long-term stockholder value. The Compensation Committee develops its equity award determinations based on its judgments as to whether the complete compensation packages provided to our executives, including prior equity awards, provide sufficient incentives to build stockholder value and align the interests of our executive officers with those of our stockholders, and are sufficient to retain, motivate and adequately award each of our executives. This judgment is based in part on information provided by reviewing the equity compensation practices of companies believed to be our competitors and by other public companies with which we believe we generally compete for key executives.

        We grant equity compensation to our executive officers and other employees under our Equity Plans. Most initial equity awards vest over a four-year period from the date of grant, with 25% vesting on the first anniversary of the date of grant and the balance vesting monthly over a three-year period. Subsequent equity awards to employees with over one year of service vest on a monthly basis over a four-year period. Our equity awards typically have a ten-year contractual term. In addition, as of April 1, 2008, our employees, including our executive officers, have been eligible to purchase shares of our common stock under our 1999 Employee Stock Purchase Plan.

        The Compensation Committee reviews and approves all grants made to our officers under the Equity Plans and in connection with the initial hiring, promotions, extraordinary achievements or compensation adjustments. In addition to these factors, the size and timing of grants are generally subject to policies established by the Compensation Committee regarding the position of the grantee within our Company, the overall number of options actually granted to the optionee in the past and the extent of vesting of prior grants. In general, the option grants are also subject to post-termination and change-in-control provisions. In January 2007, for various business reasons, we generally discontinued the use of stock options as a form of equity compensation and instead began to issue restricted stock units on a limited basis. No options were granted to executive officers during fiscal years 2008, 2009 or 2010.

        Beginning in fiscal year 2007, the Board adopted a policy of equity ownership to our executive officers through restricted stock units. Consistent with its belief that equity ownership by executive officers provides important incentives to make decisions and take actions that maximize long-term stockholder value, during fiscal year 2010, the Company granted restricted stock unit awards as set forth in the table below.

Grantee Officer	No. Restricted Stock Unit Awards Granted During Fiscal Year 2010
Eric DeMarco	50,000	(1)
Deanna Lund	30,000	(1)
Laura Siegal	10,000	(1)
Phillip Carrai	24,000	(2)
Richard Selvaggio	24,000	(2)

(1)
These restricted stock units were granted on January 2, 2010 and vest at the earlier of (i) ten years from the date of grant, (ii) upon a change of control of the Company, or (iii) upon termination of employment without cause. The vesting schedule of a 10-year cliff for Mr. DeMarco, Ms. Lund, and Ms. Siegal was established by the Compensation Committee to align the executive corporate management's interest with long-term shareholder objectives.

(2)
15,000 restricted stock units were granted on January 2, 2010 and vest over a five-year period, at a rate of 20% on each anniversary of the date of grant, such that all such units would be fully vested on January 2, 2015; provided that all such units shall immediately vest upon a change of control of the Company. 9,000 restricted stock units were granted on January 11, 2010 and vest at the earlier of (i) five years from the date of grant or (ii) upon a change in control of the Company. The vesting schedule of a 5-year cliff for these restricted stock units was established by the Compensation Committee to align the executive officers' interests with long-term shareholder objectives.

        In addition, on January 3, 2011, the Compensation Committee granted further restricted stock unit awards as set forth in the table below. Mr. DeMarco, Ms. Lund and Ms. Siegal's restricted stock units vest fully at the earlier of (i) ten years from the date of grant, (ii) upon a change in control of the Company, or (iii) upon termination of employment without cause. Mr. Carrai and Mr. Selvaggio's restricted stock units vest fully at the earlier of (i) five years from the date of grant or (ii) upon a change in control of the Company.

Grantee Officer	No. Restricted Stock Unit Awards Granted on January 3, 2011
Eric DeMarco	75,000
Deanna Lund	30,000
Laura Siegal	10,000
Phillip Carrai	15,000
Richard Selvaggio	20,000

Executive Benefits and Perquisites

        All of our executives are eligible to participate in our employee benefit plans, including medical, dental, life insurance and 401(k) plans. These plans are available to all benefit eligible employees on an equal basis. It is generally our policy not to extend significant perquisites to executives that are not available to employees generally. We have no current plans to make changes to levels of benefits and perquisites provided to executives.

Change in Control and Severance Benefits

        Pursuant to employment agreements with Mr. DeMarco, Mr. Carrai, and Mr. Selvaggio and severance and change-in-control agreements with Ms. Lund and Ms. Siegal, we provide these officers the opportunity to receive additional compensation and benefits in the event of their termination under certain circumstances or a change in control of the Company. Severance and change-in-control provisions are summarized below in the section entitled "Employment Agreements; Potential Payments upon Termination or Change in Control." The Compensation Committee's analysis indicates that our severance and change-in-control provisions are consistent with the provisions and benefit levels of other companies disclosing such provisions as reported in public SEC filings. We believe that our severance and change-in-control arrangements with our executive officers are reasonable and within the range offered by peer companies.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee reviews and approves our compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K and this proxy statement.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Scot Jarvis, Chairperson Bandel Carano William Hoglund

        The foregoing Compensation Committee Report is not "soliciting material," is not deemed "filed" with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of ours under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended , except to the extent we specifically incorporate this report by reference.

Summary Compensation Table

        The following table summarizes the total compensation earned by each of our named executive officers for fiscal years 2010, 2009 and 2008. In setting the individual components of compensation for each of our named executive officers, the Compensation Committee reviews not only the individual elements of compensation, but also total compensation, including the value of equity compensation.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Award(s) ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)		All Other Compensation ($)		Total Compensation ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(i)		(j)
Eric DeMarco	2010	476,539	490,000	557,965	—	—		16,375	(4)	1,540,879
President and Chief Executive	2009	440,000	—	420,000	—	550,000		23,775	(4)	1,433,775
Officer	2008	440,000	—	922,500	—	550,000		61,368	(4)	1,973,868
Deanna Lund	2010	344,615	262,500	334,779	—	—		11,025	(5)	952,919
Executive Vice President and	2009	321,827	—	280,000	—	309,375		11,025	(5)	922,227
Chief Financial Officer	2008	305,000	—	205,000	—	285,938		10,350	(5)	806,288
Phillip Carrai	2010	245,456	50,000	279,527	—	62,500	(6)	11,025	(7)	648,508
President, Technology &
Training Solutions Division
Laura Siegal	2010	237,577	100,000	111,593	—			26,250	(8)	475,195
Vice President, Corporate	2009	225,000	—	70,000	—	126,563		11,025	(8)	432,588
Controller, and Treasurer	2008	225,000	—	46,125	—	112,500		10,350	(8)	393,975
Richard Selvaggio	2010	235,962	109,606	279,527	—	—		11,025	(7)	636,120
President, Weapon Systems
Solutions Division

(1)
Represents cash bonus awards to named executive officers earned in the referenced fiscal year as set forth above. Annual cash bonus awards under Kratos' cash bonus plans are typically paid based on the achievement of certain objectives approved by the Compensation Committee as described in further detail above.

(2)
The amounts shown in columns (e) and (f) equals the fair value of restricted stock unit awards and option awards at date of grant. The value is calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (FASB ASC Topic 718). We caution that the amount ultimately realized from the restricted stock unit awards and option awards will likely vary based on a number of factors, including our actual operating performance, stock price fluctuations and the timing of exercises (in the case of options only) and sales.

(3)
Represents bonuses under the annual cash bonus plan to named executive officers (described in further detail above) and retention cash bonus plan in 2009 and 2008 to named executive officers (described in further detail in our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 1, 2010) earned in the referenced fiscal year. Annual cash bonus awards under the cash bonus plan are typically paid based on the achievement of certain individual and Kratos performance objectives approved by the Compensation Committee as described in further detail above. Retention cash bonus award criteria are described in further detail in our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 1, 2010.

(4)
Represents the taxable income attributable to Mr. DeMarco for his use of a Company automobile in the amount of $12,750 in 2008 and 2009 and $5,350 in 2010, and a cash payout of $38,268 for paid time off in 2008. Also included is the Company match to the 401(k) plan of $11,025 in 2010 and 2009, and $10,350 in 2008.

(5)
Represents the Company match to the 401(k) plan of $11,025 in 2010 and 2009, and $10,350 in 2008.

(6)
Represents a $62,500 retention payment paid in fiscal year 2010 pursuant to Mr. Carrai's employment agreement with the Company dated May 29, 2009. Such employment agreement was amended and restated on January 1, 2011. See the description of the amended and restated employment agreement with Mr. Carrai below.

(7)
Represents the Company match to the 401(k) plan of $11,025 in 2010.

(8)
Represents a $15,000 bonus awarded in fiscal year 2010 for Ms. Siegal's efforts related to the Company's $225 Million Senior Secured Debt Offering and the Company's new $35 million revolving credit facility and the Company match to the 401(k) plan of $11,025 in 2010 and 2009, and $10,350 in 2008.

Grants of Plan-Based Awards

        The following table sets forth for the fiscal year ended December 26, 2010, certain information regarding grants of plan-based awards to each of our named executive officers.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)(1)	Maximum ($)
(a)		(c)	(d)	(e)	(i)	(l)
Eric DeMarco		—	490,000	490,000
	1/2/2010				34,050	359,228	(3)
	1/2/2010				15,950	198,737	(4)
Deanna Lund		—	262,500	262,500
	1/2/2010				20,430	215,537	(3)
	1/2/2010				9,570	119,242	(4)
Laura Siegal		—	106,200	106,200
	1/2/2010				6,810	71,846	(3)
	1/2/2010				3,190	39,747	(4)
Richard Selvaggio		—	144,000	144,000
	1/2/2010				10,216	107,779	(3)
	1/2/2010				4,784	59,609	(4)
	1/11/2010				9,000	112,140	(4)
Phillip Carrai		—	211,308	211,308
	1/2/2010				10,216	107,779	(3)
	1/2/2010				4,784	59,609	(4)
	1/11/2010				9,000	112,140	(4)

(1)
Amounts shown in column (d) are the estimated possible payouts for fiscal year 2010 under the annual cash bonus program, based on certain assumptions. In addition, the estimated possible payout of $62,500 for fiscal year 2010 for Mr. Carrai, pursuant to Mr. Carrai's employment agreement, is included. The actual bonuses awarded to the named executive officers for the 2010 fiscal year are reported in the above Summary Compensation Table under the column "Bonus."

(2)
Amounts shown in column (i) represent restricted stock unit awards granted under the 2005 Equity Incentive Plan to the named executive officers in fiscal year 2010 as more fully described above.

(3)
The fair value of stock and option awards as calculated in accordance with FASB ASC Topic 718 is $10.55 per share.

(4)
Restricted stock units granted on January 2, 2010, subject to cancellation and forfeiture if stockholders did not approve an amendment to the 2005 Equity Incentive Plan at the 2010 annual meeting; stockholder approval was obtained on May 11, 2010. The fair value of stock and option awards as calculated in accordance with FASB ASC Topic 718 is $12.46 per share.

Outstanding Equity Awards at December 26, 2010

        The following table summarizes the number of securities underlying outstanding equity awards for each named executive officer as of December 26, 2010, as well as the number of outstanding unvested shares of restricted stock units held by our named executive officers as of December 26, 2010.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price ($)		Option Expiration Date(2)	Number of Shares or Units of Stock That Have Not Vested(3) (#)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($)
(a)	(b)	(e)		(f)	(g)	(h)
Eric DeMarco	124,999	61.90	(5)	11/17/2013
	50,000	60.50	(6)	8/18/2014
	22,500	53.80	(6)	8/9/2015
					273,125	3,364,900
Deanna Lund	20,000	61.90	(7)	4/20/2014
	10,000	60.50	(6)	8/18/2014
	10,000	53.80	(6)	8/9/2015
					90,000	1,108,800
Phillip Carrai					32,000	394,240
Laura Siegal	509	44.70		10/1/2011
	3,600	42.30		4/30/2012
	2,000	61.90	(8)	5/23/2013
	1,800	61.90	(9)	4/8/2014
	850	60.50	(6)	8/18/2014
	3,500	53.80	(6)	8/9/2015
					24,000	295,680
Richard Selvaggio	1,400	20.80		10/3/2016	32,980	406,314

(1)
All options listed are fully vested and exercisable.

(2)
Expiration date assumes that optionee remains in service of the Company through the full term of the stock option grant.

(3)
Amounts listed in column (g) reflect restricted stock unit awards to the named executive officers outstanding at December 26, 2010, as described more fully above: (a) 273,125 units for Mr. DeMarco, 90,000 units for Ms. Lund, and 24,000 units for Ms. Siegal, all of which vest at the earlier of (i) 10 years from the date of grant; (ii) upon a change in control of the issuer; or (iii) upon termination of employment without cause; (b) 32,000 units for Mr. Carrai, (i) 23,000 of which vest over a five-year period, with 20% of such units vesting on each anniversary date of the date of grant, such that all units will be fully vested on the five-year anniversary of the grant date; provided, that all such units shall immediately vest upon a change in control of the Company and 8,000 of such units shall also vest immediately upon termination of employment without cause; and (ii) 9,000 of which vest at the earlier of (x) five years from the date of grant or (y) upon a change in control of the Company; and (c) 32,980 units for Mr. Selvaggio, (i) 23,900 of which vest over a five-year period, with 20% of such units vesting on each anniversary date of the date of grant, such that all units will be fully vested on the five-year anniversary of the grant date; provided, that 23,000 such units shall immediately vest upon a change in control of the Company and 8,000 of such units shall also vest immediately upon termination of employment without cause; (ii) 80 of which vest monthly, unless earlier vested immediately upon a change in control of the Company or upon a termination of service from the Company that is not a termination for cause; and (iii) 9,000 of which vest at the earlier of (x) five years from the date of grant or (y) upon a change in control of the Company.

(4)
Amounts listed in column (h) represent the aggregate market value of the unvested restricted stock units awards held by the named executive officers as of December 26, 2010, based on the closing price of a share of Kratos common stock of $12.32 on December 23, 2010.

(5)
Represents option shares that were originally granted to Ms. Siegal on May 23, 2003, with respect to which the vesting was accelerated on September 19, 2005, pursuant to the Compensation Committee's determination to accelerate the vesting on all outstanding and unvested stock options held by employees, officers and directors of the Company with an exercise price of more than $80.00 per share. The option was cancelled and reissued on December 30, 2005, as part of a repricing of all outstanding employee stock options that were originally granted at exercise prices greater than 120% of the Company's closing stock price on the NASDAQ Global Select Market on December 30, 2005.

(6)
Represents option shares granted to Ms. Lund, Ms. Siegal and Mr. DeMarco with respect to which the vesting was subsequently accelerated on December 29, 2006, when the Board of Directors approved the acceleration of vesting of all outstanding options issued prior to June 30, 2006 under the 1999 Equity Incentive and 2000 Nonqualified Stock Option Plans.

(7)
Represents option shares originally granted to Ms. Lund on April 20, 2004, with respect to which the vesting was accelerated on May 18, 2005, pursuant to the Compensation Committee's determination to accelerate the vesting on all outstanding and unvested stock options held by employees, officers and directors of the Company with an exercise price of more than $100.00 per share. These options were cancelled and reissued on December 30, 2005, as part of a repricing of all outstanding employee stock options that were originally granted at exercise prices greater than 120% of Kratos' closing stock price on the NASDAQ Global Select Market on December 30, 2005.

(8)
Represents option shares that were originally granted to Ms. Siegal on May 23, 2003, with respect to which the vesting was accelerated on September 19, 2005, pursuant to the Compensation Committee's determination to accelerate the vesting on all outstanding and unvested stock options held by employees, officers and directors of the Company with an exercise price of more than $80.00 per share. The option was cancelled and reissued on December 30, 2005, as part of a repricing of all outstanding employee stock options that were originally granted at exercise prices greater than 120% of the Company's closing stock price on the NASDAQ Global Select Market on December 30, 2005.

(9)
Represents option shares originally granted to Ms. Siegal on April 8, 2004, with respect to which the vesting was accelerated on May 18, 2005, pursuant to the Compensation Committee's determination to accelerate the vesting on all outstanding and unvested stock options held by employees, officers and directors of the Company with an exercise price of more than $100.00 per share.

Option Exercises and Stock Vested

        There were no exercises of stock options by our named executive officers during fiscal year ended December 26, 2010.

        The following table shows restricted stock units vested for the named executive officers during the fiscal year ended December 26, 2010:

Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(d)	(e)
Eric DeMarco	—	—
Deanna Lund	—	—
Phillip Carrai	2,000	21,600
Laura Siegal	—	—
Richard Selvaggio	2,551	27,821

Employment Agreements; Potential Payments Upon Termination or Change in Control

        In addition to other compensation arrangements described elsewhere in this Proxy Statement, we have entered into agreements with six of our named executive officers as follows:

Employment Agreement with Eric DeMarco

        On November 14, 2003, we entered into an Executive Employment Agreement with Mr. DeMarco in connection with his duties as an executive of the Company. The agreement was amended and restated on August 4, 2008. Among other things, the terms of the amended and restated agreement provide for Mr. DeMarco's compensation, eligibility to receive annual incentive awards and to participate in long-term incentive, employee benefit and retirement programs. In the event that Mr. DeMarco is terminated without cause, he will be entitled to receive a lump sum payment equal to the sum of three times his current base salary, plus three times his target bonus potential for the year in which he was terminated, less any bonus already received for such year, accelerated vesting of all equity awards and participation for Mr. DeMarco and his dependents in our employee health care program for one year or, if earlier, until Mr. DeMarco procures health care coverage through another employer. For the avoidance of doubt, Mr. DeMarco's entitlement to the severance compensation described above shall remain in full force and effect in the event of a change of control of the Company. Additionally, in the event that there is a change of control of the Company, Mr. DeMarco shall be entitled to accelerated vesting of 50% of all outstanding and unvested equity awards. Upon the earlier of the one-year anniversary of the change of control or the occurrence of a triggering event, all remaining outstanding and unvested equity awards shall immediately vest.

        For purposes of the Executive Employment Agreement, cause is defined as (i) acts or omissions constituting gross negligence, recklessness or willful misconduct on the part of executive with respect to executive's obligations or otherwise relating to the business of the Company, (ii) executive's material breach of the agreement or the Company's standard form of confidentiality agreement, (iii) executive's conviction or entry of a plea of nolo contendere for fraud, misappropriation or embezzlement, or any felony or crime of moral turpitude; or (iv) executive's willful neglect of his duties or poor performance. A change of control is defined as any one of the following occurrences: (A) the acquisition by an individual, entity or a group of individuals or entities acting in concert, directly or indirectly, through one or a series of related transactions, of more than 50% of the outstanding voting securities of the Company, (B) a merger or consolidation of the Company with or into another entity after which the stockholders of the Company immediately prior to such transaction hold less than 50% of the voting securities of the surviving entity, (C) a sale of all or substantially all of the assets of the Company or (D) certain changes in the composition of the Board of Directors of the Company. A triggering event is defined as (1) executive's termination from employment by the Company without cause, (2) a material change in the nature of executive's job or responsibilities or (3) the relocation of executive's principal place of work to a location more than 30 miles from the location executive was assigned to immediately prior to the change of control.

        The vesting terms of Mr. DeMarco's restricted stock units are governed by the agreements under which each restricted stock unit was granted; and pursuant to such restricted stock unit agreements, Mr. DeMarco's unvested restricted stock units will vest in the event of a termination of service without cause and a change of control. Assuming a change of control had occurred on December 23, 2010, this provision would have resulted in accelerated vesting of unvested equity awards valued at $3,364,900.

        If Mr. DeMarco had been terminated on December 23, 2010 without cause or in connection with a change in control, he would have received the following benefits under his employment agreement; (i) a lump sum payment of $2,940,000, equal to three times his current base salary and three times his target bonus potential for the year; (ii) the accelerated vesting of his restricted stock unit awards with an aggregate market value on December 23, 2010 of $3,364,900; (iii) continued participation by Mr. DeMarco and his family in the Company's group health insurance benefits on the same terms as during his employment until the earlier of one year following his termination or procurement of health care coverage through another employer, provided that if the Company's insurance carrier will not allow for such benefits continuation the Company shall pay the premiums required to continue Mr. DeMarco's group health care coverage during the period under the applicable provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), with an aggregate annual cost of $16,111.

Severance and Change of Control Agreement with Deanna Lund

        On March 28, 2005, we entered into a Severance and Change of Control Agreement with Ms. Lund that was subsequently amended and restated on March 28, 2006. The agreement was further amended and restated on August 4, 2008. The terms of this amended and restated agreement provide that, upon a change of control of the Company, Ms. Lund shall be entitled to accelerated vesting of 50% of all of her outstanding and unvested stock options and other equity awards. Upon the one-year anniversary of a change of control or the occurrence of a triggering event, whichever occurs first, all remaining unvested stock options and other equity awards shall be fully vested. Additionally, in the event of a termination without cause, Ms. Lund shall be entitled to accelerated vesting of 100% of her outstanding and unvested stock options and other equity awards. The Severance and Change of Control Agreement also provides for severance payments to Ms. Lund as follows: (i) if Ms. Lund is terminated without cause prior to a change of control, she is entitled to (A) severance compensation equal to one year of her base salary then in effect and (B) if needed, continuation of her then current health insurance coverage at the same cost to her as prior to termination for a period of one year following termination, or (ii) if she terminates as a result of a triggering event after a change of control, she is entitled to: (A) severance compensation equal to two years of her base salary then in effect, plus her maximum bonus amount for two years and (B) if needed, continuation of her then current health insurance coverage at the same cost to her as prior to termination for a period of two years following termination or resignation. The definitions of cause, change of control and triggering event are consistent with the definitions set forth in our Executive Employment Agreement with Mr. DeMarco, as described above.

        The vesting terms of Ms. Lund's restricted stock units are governed by the agreements under which each restricted stock unit was granted; and pursuant to such restricted stock unit agreements, Ms. Lund's unvested restricted stock units will vest in the event of a termination of service without cause and a change of control. Assuming a change of control had occurred on December 23, 2010, this provision would have resulted in accelerated vesting of unvested equity awards valued at $1,108,800.

        Under her Severance and Change in Control Agreement, if Ms. Lund had been terminated without cause on December 23, 2010, she would have received the following benefits: (i) severance compensation equal to one year of her base salary then in effect, in the amount of $350,000 and (ii) continuation of her then current health insurance coverage at the same cost to her as prior to her termination for a period of one year following termination with an aggregate annual cost of $10,583, and the accelerated vesting of her restricted stock unit awards with an aggregate market value on December 23, 2010 of $1,108,800. If Ms. Lund terminated on December 23, 2010 as a result of a triggering event after a change of control she would have received the following benefits: (i) severance compensation equal to two years of her base salary and target bonus then in effect, in the amount of $1,225,000 (ii) continuation of her then current health insurance coverage at the same cost to her as prior to her termination for a period of two years following termination totaling $21,166, and (iii) the accelerated vesting of her restricted stock unit awards with an aggregate market value on December 23, 2010 of $1,108,800.

Severance and Change of Control Agreement with Laura Siegal

        On July 12, 2007, we entered into a Severance and Change of Control Agreement with Ms. Siegal, which was subsequently amended and restated on August 4, 2008, providing that, upon a change of control of the Company, Ms. Siegal shall be entitled to (i) the immediate vesting of 50% of all outstanding stock options and other equity awards granted to Ms. Siegal that remain unvested as of the date of the change of control and (ii) the vesting of the remaining stock options and other equity awards on the earlier of the one-year anniversary date of the change of control or the termination of, or resignation by, Ms. Siegal as a result of certain triggering events following the change of control.

        In addition, if prior to a change of control Ms. Siegal is terminated without cause, Ms. Siegal shall be entitled to receive a severance payment equal to nine months of her base salary and, if needed, her then current health insurance coverage at the then current employee cost during the nine month period following such termination. If Ms. Siegal terminates as a result of a triggering event following a change of control, Ms. Siegal is entitled to receive a severance payment equal to nine months of her base salary plus her maximum bonus amount for such nine month period and, if needed, her then current health insurance coverage at the then current employee cost during the nine month period following such termination. Further, in the event that Ms. Siegal is terminated without cause, Ms. Siegal is entitled to the immediate vesting of 100% of all stock options and other equity awards granted to Ms. Siegal as of the date of such termination. The definitions of cause, change of control and triggering event are consistent with the definitions set forth in our Executive Employment Agreement with Mr. DeMarco, as described above.

        The vesting terms of Ms. Siegal's restricted stock units are governed by the agreements under which each restricted stock unit was granted; and pursuant to such restricted stock unit agreements, Ms. Siegal's unvested restricted stock units will vest in the event of a termination of service without cause and a change of control. Assuming a change in control had occurred on December 23, 2010, this provision would have resulted in accelerated vesting of unvested equity awards valued at $295,680.

        Under her Severance and Change in Control Agreement, if Ms. Siegal had been terminated without cause on December 23, 2010, she would have received the following benefits: (i) severance compensation equal to nine months of her base salary then in effect, in the amount of $177,000; (ii) continuation of her then current health insurance coverage at the same cost to her as prior to her termination for a period of nine months following termination totaling $1,474; and (iii) the accelerated vesting of her restricted stock unit awards with an aggregate market value on December 23, 2010 of $295,680. If Ms. Siegal terminated on December 23, 2010 as a result of a triggering event following a change in control, she would have received the following benefits: (i) severance compensation equal to nine months of her base salary and target bonus then in effect in the amount of $256,650; (ii) continuation of her then current health insurance coverage at the same cost to her as prior to her termination for a period of nine months following termination totaling $1,474; and (iii) the accelerated vesting of her restricted stock unit awards with an aggregate market value on December 23, 2010 of $295,680.

Employment Agreement with Phillip Carrai

        On January 1, 2011, we entered into an Amended and Restated Employment Agreement with Mr. Carrai. Under the terms of the agreement, Mr. Carrai's annual base salary is $248,000. Under Mr. Carrai's May 29, 2009 employment agreement, Mr. Carrai was entitled to receive incentive/retention compensation totaling $250,000 to be paid equally in four payments of $62,500, and the first payment of $62,500 was paid to Mr. Carrai on December 31, 2010; under the January 1, 2011 amended and restated employment agreement, the remaining three payments of incentive/retention compensation will be paid to Mr. Carrai in equal installments of $62,500 on April 1, 2011, July 1, 2011, and October 1, 2011. In addition, Mr. Carrai is entitled to receive additional annual discretionary incentive compensation of up to 60% of his base salary. In the event of his termination without cause, the Amended and Restated Employment Agreement provides that Mr. Carrai shall be entitled to (i) continued payment of his base salary for a period of twelve months from the termination date and (ii) any incentive compensation earned as of the termination date. In addition, in the event Mr. Carrai is terminated without cause within six months following a change of control, Mr. Carrai is entitled to receive continued payment of his base salary for a period of twelve months.

        For purposes of the Amended and Restated Employment Agreement, cause is defined as (i) executive breaching any material provision of the agreement, (ii) executive being indicted or convicted of any felony, (iii) executive committing any act of fraud, misappropriation of funds or embezzlement, or (iv) executive committing any act, or failing to take any action, the effect of which is to bring the Company into disrepute with any of its customers, including, but not limited to a material violation of the Company's code of legal and ethical conduct. The definition of a change of control includes (A) the sale or exchange in a single or series of related transactions by the stockholders of more than fifty percent (50%) of the voting stock of the Company, (B) a merger or consolidation in which the Company is a party, (C) the sale, exchange, or transfer of all or substantially all of the assets of the Company to a third party, or (D) a liquidation or dissolution of the Company.

        The vesting terms of Mr. Carrai's restricted stock units are governed by the agreements under which each restricted stock unit was granted; and pursuant to such restricted stock units agreements, certain restricted stock units granted to Mr. Carrai will vest in the event of a termination of service without cause and/or a change of control. Assuming a change in control had occurred on December 23, 2010, this provision would have resulted in accelerated vesting of unvested equity awards valued at $394,240. If Mr. Carrai had been terminated on December 23, 2010 without cause, he would have received the following benefits under his employment agreement: (i) severance compensation equal to $250,000 to be paid over twelve months(1); and (ii) the accelerated vesting of his restricted stock unit awards with an aggregate market value on December 23, 2010 of $98,560. If Mr. Carrai had been terminated on December 23, 2010 in connection with a change in control, he would have received the following benefits under his employment agreement: (i) severance compensation equal to eighteen months of his base salary then in effect, which was $248,000 annually(2); and (ii) the accelerated vesting of his restricted stock unit awards with an aggregate market value on December 23, 2010 of $394,240.

(1)
If the terms of Mr. Carrai's Amended and Restated Employment Agreement were applied, Mr. Carrai would have been entitled to severance compensation equal to his base salary of $248,000 to be paid over twelve months.

(2)
If the terms of Mr. Carrai's Amended and Restated Employment Agreement were applied, the revised meanings of termination upon a change of control and change of control would apply and Mr. Carrai would have been entitled to severance compensation equal to twelve months of his base salary of $248,000.

Employment Agreement with Richard Selvaggio

        On August 4, 2010, we entered into an Employment Agreement with Mr. Selvaggio. Under the terms of the agreement, Mr. Selvaggio's annual base salary is $240,000 and he is entitled to receive annual discretionary incentive compensation of up to 60% of his base salary. In the event of the termination of Mr. Selvaggio's employment with the Company without cause, Mr. Selvaggio shall be entitled to receive continued payment of his base salary for a period of six months following the termination date. In the event Mr. Selvaggio is terminated without cause within six months following a change of control, he shall be entitled to receive continued payment of his base salary for a period of twelve months following the termination date.

        For purposes of the Employment Agreement, cause is defined as (i) executive's willful violation of posted policy or rules of the Company, (ii) executive's willful refusal to follow the lawful directions given by executive's direct supervisor or the president of the Company from time to time or breach of any material covenant or obligation under the agreement or any other agreement with the Company, or (iii) executive's breach of the duty of loyalty to the Company that causes or is reasonably likely to cause injury to the Company. The definition of change of control is consistent with the definition set forth in our Amended and Restated Employment Agreement with Mr. Carrai, as described above.

        The vesting terms of Mr. Selvaggio's restricted stock units are governed by the agreements under which each restricted stock unit was granted; and pursuant to such restricted stock units agreements, certain restricted stock units granted to Mr. Selvaggio will vest in the event of a termination of service without cause and/or a change of control. Assuming a change in control has occurred on December 23, 2010, this provision would have resulted in accelerated vesting of unvested equity awards valued at $395,226. If Mr. Selvaggio had been terminated on December 23, 2010 without cause, he would have received the following benefits under his employment agreement: (i) severance compensation equal to six months of his base salary then in effect, which was $240,000 annually and (ii) the accelerated vesting of his restricted stock unit awards with an aggregate market value on December 26, 2010 of $99,546. If Mr. Selvaggio had been terminated on December 23, 2010 in connection with a change in control, he would have received the following benefits under his employment agreement: (i) severance compensation equal to twelve months of his base salary then in effect, which was $240,000 annually and (ii) the accelerated vesting of his restricted stock unit awards with an aggregate market value on December 23, 2010 of $395,226.

 DIRECTOR COMPENSATION

        The following table summarizes the quarterly retainer and committee fees payable to our non-employee directors during the fiscal year ended December 26, 2010. All such fees are paid quarterly in arrears.

Board Member Quarterly Retainer	$3,500
Audit Committee Chair Quarterly Retainer	$3,000
Non-Audit Committee Chair Quarterly Retainer	$1,000
Board Meeting Fee	$4,000
Board Conference Call Fee	$2,000
Board Chair Meeting & Conference Call Fee(1)	$2,000
Committee Meeting Fee	$1,000
Committee Conference Call Fee	$500
Audit Committee Chair Regular Meeting Fee(2)	$2,000
Audit Committee Chair Conference Call Fee(2)	$1,000
Other Audit Committee Matters	$1,000 to $4,000 (as determined by the Chairman of the Board	)
Annual Restricted Stock Unit Award	1,000 shares

(1)
In addition to any applicable Board meeting or conference call fees.

(2)
Separate from and not in addition to committee meeting or conference call fees for Audit Committee meetings.

        Our directors also receive reimbursement for all out-of-pocket expenses related to their duties, including, but not limited to, travel, car rental and lodging fees.

Director Summary Compensation Table

        The following table summarizes the total compensation that our directors (other than directors who are named executive officers) earned during the fiscal year ended December 26, 2010 for services rendered as members of our Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(g)	(h)
Scott Anderson(3)	61,000	10,970	—	—	71,970
Bandel Carano(4)	—	—	27,552	—	27,552
William Hoglund(5)	64,000	10,970	—	—	74,970
Scot Jarvis(6)	54,500	10,970	—	—	65,470
Samuel Liberatore(7)	40,000	46,481	—	—	86,481
Jane Judd(8)	—	—	—	—	—

(1)
Amounts shown in this column reflect the grant date fair value computed in accordance with FASB ASC Topic 718 with respect to awards of Restricted Stock Units (RSUs) made during the indicated year. Mr. Liberatore was granted 2,850 RSUs on January 4, 2010, subject to cancellation and forfeiture if stockholders did not approve an amendment to the 2005 Equity Incentive Plan at the 2010 annual meeting (such stockholder approval was obtained on May 11, 2010). On September 10, 2010, each of Messrs. Anderson, Hoglund, Jarvis, and Liberatore were granted 1,000 RSUs for their service on the Board.

  The grant date fair value of each RSU granted on September 10, 2010 was $10.97 and $12.46 for RSUs granted on January 4, 2010. The assumptions on which this valuation is based are set forth in Note 11 to the audited financial statements included in the Company's annual report on Form 10-K filed with the SEC on March 2, 2011.

(2)
Amounts shown in this column reflect the grant date fair value computed in accordance with FASB ASC Topic 718 with respect to awards of options to purchase shares of Kratos made during the indicated year. The following awards of stock options during 2010 were made pursuant to the Non-Management Directors Stock Option Fee Program, of which Mr. Carano is the only participant: (a) February 25, 2010, fully vested stock option to purchase 585 shares of common stock in lieu of $9,500 accrued directors' fees, less $2,000 which was erroneously paid during fiscal year 2009; (b) May 11, 2010, fully vested stock option to purchase 683 shares of common stock in lieu of $8,500 accrued directors' fees; (c) September 10, 2010, fully vested stock option to purchase 1094 shares of common stock in lieu of $12,000 accrued directors' fees; and (d) November 18, 2010, fully vested stock option to purchase 996 shares of common stock in lieu of $10,500 accrued directors' fees. Mr. Carano's options granted in 2010 had an aggregate grant date fair value ranging from $10.55 to $12.46. The assumptions on which this valuation is based are set forth in Note 11 to the audited financial statements included in the Company's annual report on Form 10-K filed with the SEC on March 2, 2011.

(3)
Mr. Anderson had fully vested outstanding options to purchase 11,000 shares and held 2,000 RSUs as of December 26, 2010.

(4)
Mr. Carano had fully vested outstanding options to purchase 25,137 shares as of December 26, 2010.

(5)
Mr. Hoglund had fully vested outstanding options to purchase 12,000 shares and held 4,000 RSUs as of December 26, 2010.

(6)
Mr. Jarvis had fully vested outstanding options to purchase 11,000 shares and held 2,000 RSUs as of December 26, 2010.

(7)
Mr. Liberatore held 2,200 RSUs as of December 26, 2010.

(8)
Ms. Judd joined our Board in January 2011.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information concerning the beneficial ownership of our common stock as of March 31, 2011 by (i) each stockholder known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all executive officers and directors as a group.

	Beneficial Ownership(1)
	Common Stock
Identity of Owner or Group	Shares		% Ownership
Named Executive Officers(2)
Eric DeMarco	223,708	(3)	*
Deanna Lund	47,056	(4)	*
Laura Siegal	16,170	(5)	*
Phillip Carrai	26,305	(6)	*
Richard Selvaggio	13,132	(7)	*
Directors
Scott Anderson	72,401	(8)	*
c/o Cedar Grove Investments, LLC 3825 Issaquah Pine Lake Road Sammamish, WA 98075
Bandel Carano	851,925	(9)	3.57%
Oak Investment Partners 525 University Avenue, Suite 1300 Palo Alto, CA 94301
William Hoglund	12,000	(10)	*
P.O. Box 1914 Wilson, WY 83014
Scot Jarvis	41,200	(11)	*
c/o Cedar Grove Investments, LLC 3825 Issaquah Pine Lake Road Sammamish, WA 98075
Jane Judd	300		*
4820 Eastgate Mall San Diego, CA 92121
Samuel Liberatore	1,289	(12)	*
4820 Eastgate Mall San Diego, CA 92121
5% Stockholders:
Common Stock
T. Rowe Price Associates, Inc.	2,336,991	(13)	9.80%
100 E. Pratt Street Baltimore, MD 21202
Individuals and entities affiliate with MCM Capital Management, LLC	2,054,000	(14)	8.62%
1370 Avenue of the Americas New York, NY 10019
Wellington Management Company, LLP	1,687,525	(15)	7.08%
280 Congress Street Boston, MA 02210

	Beneficial Ownership(1)
	Common Stock
Identity of Owner or Group	Shares		% Ownership
State of Wisconsin Investment Board	1,166,397	(16)	4.89%
P.O. Box 7842 Madison, WI 53707
BlackRock, Inc.	1,083,544	(17)	4.55%
40 East 52nd Street New York, NY 10022
All Directors and Executive Officers as a Group (14 persons)	1,346,198		5.65%
Total Shares Outstanding	23,834,763

*
Represents less than one percent (1%).

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of March 31, 2011 through the exercise of any stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit from, such shares. Applicable percentages are based on 23,834,763 shares of common stock outstanding on March 31, 2011.

(2)
The address for all executive officers is 4820 Eastgate Mall, San Diego, CA 92121.

(3)
Includes 3,783 shares held in Kratos' 401(k) Plan, 4,034 shares purchased through the Kratos Employee Stock Purchase Plan, and 197,499 shares subject to options exercisable within 60 days from March 31, 2011.

(4)
Includes 3,893 shares held in Kratos' 401(k) Plan, 3,163 shares purchased through the Kratos Employee Stock Purchase Plan, and 40,000 shares subject to options exercisable within 60 days from March 31, 2011.

(5)
Includes 3,842 shares held in Kratos' 401(k) Plan, 44 shares purchased through the Kratos Employee Stock Purchase Plan, and 12,259 shares subject to options exercisable within 60 days from March 31, 2011.

(6)
Includes 3,208 shares held in Kratos' 401(k) Plan.

(7)
Includes 2,871 shares held in Kratos' 401(k) Plan and 1,400 shares subject to options exercisable within 60 days from March 31, 2011.

(8)
Includes 11,000 shares subject to options exercisable within 60 days from March 31, 2011.

(9)
Includes 26,325 shares subject to options held by Mr. Carano that are exercisable within 60 days of March 31, 2011. Includes 255 shares of common stock held directly by Mr. Carano, 267,786 shares of common stock held by Oak Investment Partners IX, Limited Partnership, 2,853 shares of common stock held by Oak IX Affiliates Fund, Limited Partnership, 6,427 shares of common stock held by Oak IX Affiliates Fund-A, Limited Partnership, 539,618 shares of common stock held by Oak Investment Partners X, Limited Partnership, and 8,661 shares of common stock held by Oak X Affiliates Fund,

  Limited Partnership. Mr. Carano is a managing member of each of the Oak IX Funds and a managing member of each of the Oak X Funds listed above, and, as such, may be deemed to possess shared and indirect beneficial ownership of the shares of common stock held by such entities. Mr. Carano, Oak Investment Partners IX, L.P., Oak IX Affiliates Fund, L.P., Oak IX Affiliates Fund-A, L.P., Oak Investment Partners X, L.P. and Oak X Affiliates Fund, L.P. each disclaims the existence of a group and each disclaims beneficial ownership of any securities (except to the extent of such person's or entity's pecuniary interest in such securities) other than any securities listed herein as being directly owned by such person or entity.

(10)
Includes 12,000 shares subject to options exercisable within 60 days from March, 31, 2011.

(11)
Includes 11,000 shares subject to options exercisable within 60 days from March 31, 2011.

(12)
Includes 889 shares held in Kratos' 401(k) Plan.

(13)
These securities are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Value Fund, Inc. (which owns 1,170,000 shares, representing 4.9% of the shares outstanding), for which T. Rowe Price Associates, Inc. ("Price Associates") serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") Price Associates is deemed to be a beneficial owner of such securities; however Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(14)
Based on information contained in a Schedule 13D/A filed with the SEC by MMI Investments, L.P. ("MMI Investments") on March 4, 2011 with respect to holdings of Kratos common stock as of March 3, 2011. These securities are owned by MMI Investments, L.P. (which owns 2,050,500 shares) and MMI Plus, L.P. ("MMI Plus") (which owns 3,500 shares). MCM Capital Management, LLC ("MCM") does not own any shares directly. However, by virtue of being the general partner of MMI Investments and MMI Plus, MCM may be deemed to be the beneficial owner of the shares owned by MMI Investments and MMI Plus and to have sole power over the voting and disposition of such shares as a result of its having the sole power to make voting and disposition decisions on behalf of MMI Investments and MMI Plus with respect to such shares. MCM disclaims beneficial ownership of such shares. Mr. Lifflander does not directly own any shares. However, as a member of a "group" for the purposes of Rule 13d-5(b)(1) of the Exchange Act, Mr. Lifflander may be deemed to beneficially own the shares owned by MMI Investments and MMI Plus. Mr. Lifflander disclaims beneficial ownership of such shares.

(15)
Based on information contained in a Schedule 13G/A filed with the SEC by Wellington Management Company, LLP ("Wellington") on February 14, 2011 with respect to holdings of Kratos common stock as of December 31, 2010. Wellington reported that it had shared voting power with respect to an aggregate of 1,092,169 shares and shared dispositive power with respect to an aggregate of 1,687,525 shares. The securities as to which the Schedule 13G/A was filed by Wellington, in its capacity as investment adviser, are owned of record by clients of Wellington.

(16)
Based on information contained in a Schedule 13G/A filed with the SEC by the State of Wisconsin Investment Board ("WIB") on February 14, 2011. WIB reported that it had sole voting and dispositive power with respect to these shares.

(17)
Based on information contained in a Schedule 13G filed with the SEC by the BlackRock Inc. ("BlackRock") on February 7, 2011. BlackRock reported that it had sole voting and dispositive power with respect to these shares.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        Information about our equity compensation plans as of December 26, 2010 is as follows (shares in thousands):

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, and Rights	Weighted Average Exercise Price of Outstanding Options, and Rights(3)	Number of Securities Remaining Available for Future Issuance
Equity Compensation Plans Approved by Stockholders(1)	1,196	$56.97	1,675	(4)
Equity Compensation Plans Not Approved by Stockholders(2)	1,014	$9.87	0
Total	2,210		1,675

(1)
Includes the 1999 Stock Option Plan, 1999 Equity Incentive Plan, 2005 Equity Incentive Plan and 1999 Employee Stock Purchase Plan.

(2)
Includes 2000 Non-Statutory Stock Option Plan, 1998 Digital Fusion, Inc. Stock Option Plan, 1999 Digital Fusion, Inc. Stock Option Plan, 2000 Digital Fusion, Inc. Stock Option Plan, and Amended and Restated 2005 Digital Fusion, Inc. Equity Incentive Plan and the Henry Bros. Electronics, Inc. 1999, 2002, and 2006 Stock Option Plans.

(3)
The Weighted Average Exercise Price does not take into account the shares of common stock issuable upon vesting of outstanding stock awards, which have no exercise price.

(4)
Includes approximately 656,000 shares reserved for issuance under the 1999 Employee Stock Purchase Plan.

        For more information regarding our equity compensation plans, see Note 11 to the audited financial statements included in our Form 10-K filed with the SEC on March 2, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than ten percent (10%) of a registered class of our equity securities (the "Reporting Persons"), to file reports regarding their ownership and changes in ownership of our securities with the SEC, and to furnish us with copies of all Section 16(a) reports that they file.

        To the best of our knowledge and based solely upon our review of the copies of such reports furnished to us for the fiscal year ended December 26, 2010 and the information provided to us by the Reporting Persons, we believe that all Reporting Persons complied with Section 16(a) during the 2010 fiscal year, except that the Form 3 report for Ms. Butera was filed late.

 HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are the Company's stockholders will be "householding" our proxy materials. A single proxy statement or Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Notice or proxy statement and annual report, please notify your broker, direct your written request to Kratos Defense & Security Solutions, Inc., c/o Corporate Secretary, 4820 Eastgate Mall, San Diego, California 92121 or call Investor Relations at (858) 812-7300. Stockholders who currently receive multiple copies of the Notice or proxy statement at their address and would like to request "householding" of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

        Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2012 proxy statement, a stockholder's proposal must be received by us no later than December 17, 2011 and must otherwise comply with Rule 14a-8 under the Exchange Act.

        Pursuant to the terms of our Bylaws, stockholders wishing to submit proposals or director nominations, including those that are not to be included in such proxy statement and proxy, must provide timely notice in writing to our Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than 120 days prior to the date on which we first mailed our notice of the meeting for the previous year's annual meeting of stockholders, or not later than the tenth day following the date on which we mail the notice of meeting for the current year if during the prior year we did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year, or in the event of a special meeting. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

        While our Board will consider proper stockholder proposals that are properly brought before the annual meeting, we reserve the right to omit from our 2012 proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 thereunder.

 ANNUAL REPORT

        Our 2010 Annual Report on Form 10-K accompanies the proxy materials being provided to all stockholders. We will provide, without charge, additional copies of our 2010 Annual Report on Form 10-K upon the receipt of a written request by any stockholder.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at our Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Eric DeMarco President and Chief Executive Officer

 ANNEX A

KRATOS DEFENSE & SECURITY SOLUTIONS, INCORPORATED

2011 EQUITY INCENTIVE PLAN

Plan Document

1.     ESTABLISHMENT OF PLAN.

        By resolution of its Board of Directors approved on March 10, 2011, Kratos Defense & Security Solutions, Inc. (the "Company"), a Delaware corporation, established this equity-based incentive compensation plan, to be known as the "Kratos Defense & Security Solutions, Inc. 2011 Equity Incentive Plan" (the "Plan"), for the following purposes: (a) to attract, retain and reward persons performing services for the Participating Company Group; (b) to motivate such persons to contribute to the growth and profitability of the Participating Company Group; (c) to advance the interests of the Participating Company Group and its stockholders by enhancing the long-term performance and competitiveness of the Company; and (d) to align the interests of Plan participants with those of the Company's shareholders.

        1.1    Defined Terms.    Terms in the Plan and any Appendix that begin with an initial capital letter have the defined meaning set forth in Appendix I or elsewhere in this Plan, in either case, unless the context of their use clearly indicates a different meaning as determined by the Administrator in its sole discretion.

        1.2    Effective Date.    This Plan shall become effective on the date on which it has received approval by a vote of a majority of the votes cast at a duly held meeting of the Company's shareholders (or by such other shareholder vote that the Administrator determines to be sufficient for the issuance of Shares and Awards according to the Company's governing documents and Applicable Law) (the "Effective Date").

        1.3    Award Agreements.    Each Award shall be evidenced by either (a) a written Award Agreement in a form approved by the Administrator and executed by the Company by an Officer duly authorized to act on its behalf, or (b) an electronic notice of Award grant in a form approved by the Administrator and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking Award grants under this Plan generally (in each case, an "Award Agreement"), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Administrator may require.

          1.3.1  The Administrator may authorize any Officer of the Company (other than the particular Award recipient) to execute any or all Award Agreements on behalf of the Company.

          1.3.2  The Award Agreement shall set forth the material terms and conditions of the Award as established by the Administrator consistent with the express limitations of this Plan.

          1.3.3  Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

          1.3.4  The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

        1.4    Payment of Awards; Deferral and Settlement.    Payment of Awards may be in the form of cash, Shares, or any combination thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Shares.

        1.5    Effect on Other Plans, Awards, and Arrangements.

          1.5.1  General.    This Plan shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future, pursuant to any agreement, plan, or program that is independent of this Plan. This Plan and the Shares authorized for grant hereunder shall not deplete the number of Shares authorized for grant under any other Company or Affiliate plan, nor shall it limit the authority of the Board or any other entity to grant awards or authorize any other compensation, with or without reference to Shares, under any other plan.

          1.5.2  Relationship to Other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of, grants, Awards or commitments under any other plans or arrangements of the Company or its Subsidiaries.

2.     TYPES OF AWARDS.

        The Plan permits the granting of the following types of Awards according to the Sections of the Plan listed below:

Section 6	Stock Options
Section 7	Share Appreciation Rights ("SARs")
Section 8	Restricted Shares and Restricted Share Units ("RSUs")
Section 9	Deferred Share Units ("DSUs")
Section 10	Performance Awards
Section 11	[Reserved]

3.     ELIGIBILITY.

        3.1    General Rule.    Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those Persons to whom Awards may be granted. Eligible Persons may be granted more than one Award. However, eligibility in accordance with this section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

        3.2    Eligible Persons; Securities Law Compliance.    An Eligible Person is any person who is a Director, Consultant, or Employee of the Company or one of its Subsidiaries; provided, however, that a person who otherwise is an Eligible Person may participate in this Plan only if such participation would not adversely affect either the Company's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the "Securities Act") the offering and sale of Shares issuable under this Plan by the Company or the Company's compliance with any other applicable laws, rules, regulations or listing standards. For the purposes of the foregoing sentence, "Employees," "Consultants," and "Directors" shall include prospective Employees, Consultants, and Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Shares subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences service.

        3.3    Replacement Awards.    Subject to Applicable Law (including any associated shareholder approval requirements), the Committee may, in its sole discretion and on such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant consent to surrender for cancellation some or all of the Awards or other grants that the Participant has received under this Plan or otherwise. An Award conditioned on such surrender may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate.

        3.4    International Awards.    One or more Awards may be granted to Eligible Persons who provide services to the Company or one of its Subsidiaries outside of the United States. Any Awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator. The Administrator may adopt a different methodology for determining fair market value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Awards (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

4.     PLAN ADMINISTRATION.

        4.1    General.    The Committee shall administer the Plan in accordance with its terms as the Administrator, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and may prescribe, amend, and rescind such rules, regulations, and procedures for the conduct of its business and Plan operation as it deems advisable. In the absence of a duly appointed Committee, the Board shall function as the Committee for all Plan purposes.

        4.2    Delegation.    Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate ministerial, non-discretionary and administrative functions to individuals who are Directors or Employees or to third parties. A committee may delegate some or all of its authority to another committee so constituted. The Committee may delegate different levels of authority to different committees with administrative and grant authority under this Plan.

        4.3    Committee Composition.    The Board shall appoint the members of the Committee. To the extent permitted by Applicable Law, the Committee may authorize one or more executive Officers to make Awards to Eligible Persons other than themselves. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill all Committee vacancies.

        4.4    Powers of the Committee.    Subject to the express provisions of this Plan, the Committee is authorized and empowered to do all things necessary or desirable in connection with the authorization of Awards and the administration of this Plan (in the case of a committee, within the authority delegated to that committee), including, without limitation, the authority to:

  (a)
  grant Awards and determine Eligible Persons to whom Awards shall be granted from time to time, and the number of Shares, units, or dollars to be covered by each Award;

  (b)
  designate Options as Incentive Stock Options, Non-ISOs or Indexed Options;

  (c)
  determine the types of Awards, and their terms and conditions, that may be granted under the Plan;

  (d)
  determine whether an Award will be settled in Shares, cash, or in any combination thereof;

  (e)
  determine the Grant Date of an Award;

  (f)
  determine, from time to time, the Fair Market Value of Shares or other property;

  (g)
  determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including the installments and conditions under which an Award or any Shares acquired pursuant thereto shall become vested (which may be based on performance criteria or other factors), terminated, expired, cancelled, extended, deferred, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

  (h)
  approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

  (i)
  construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

  (j)
  determine whether, and the extent to which, adjustments are appropriate pursuant to Section 14;

  (k)
  authorize the termination, conversion, substitution or succession of Awards on the occurrence of an event of the type described in Section 14; acquire or settle (subject to Sections 14, 16, and 17) rights under Awards in cash, stock of equivalent value, or other consideration;

  (l)
  modify, cancel, or waive the Company's rights with respect to any Awards, to the maximum extent consistent with the purposes of the Plan and without amending the Plan;

  (m)
  adjust, amend, modify, extend, cancel, or renew any Award Agreements, subject to any consent required under Section 18, or to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

  (n)
  require, as a condition precedent to the grant, vesting, settlement, and/or issuance of Shares pursuant to any Award, that a Participant execute a general release of claims (in any form that the Committee may require, in its sole discretion, which form may include any other provisions, e.g., confidentiality and restrictions on competition);

  (o)
  implement paperless documentation, granting, or settlement of Awards by which a Participant may be permitted through the use of an automated system in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, or settlement of Awards, such as a system using an internet website or interactive voice response; and

  (p)
  correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement and to make all interpretations and take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes, to the extent not inconsistent with the provisions of the Plan or applicable law.

        4.5    Local Law Adjustments and Sub-plans.    To facilitate the making of any grant of an Award under this Plan, the Committee may adopt rules and provide for such special terms for Awards to Participants who are located within the United States, foreign nationals, or persons who are employed by the Company or any Affiliate outside of the United States as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Without limiting the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Committee may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of Shares, as may be appropriate, required or applicable with respect to particular locations and countries.

        4.6    Action by Committee.    Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act on any report or other information furnished to that member by an Officer or other employee of the Company or any Affiliate, the Company's independent certified public accounts, or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan.

        4.7    Deference to Committee Determinations.    The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms and to correct drafting errors in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee's interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, and all determination the Committee makes pursuant to the Plan (including correction of drafting errors) shall be final, binding, and conclusive. The validity of any such action, interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

        4.8    No Liability; Indemnification.    Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable to any Participant or other Eligible Person for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. In addition to such other rights of indemnification as they may have as members of the Board or Officers or employees of the Participating Company Group, members of the Board and any Officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company and its Affiliates against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for such matters.

        4.9    Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee may obtain and may rely on the advice of experts, including employees and professional advisors to the Company. No Director, Officer, employee or agent of the Company or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

        4.10    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Affiliates; provided, however, that an arbitrator or court may award the prevailing party attorneys' fees and costs to the extent provided by Applicable Law.

        4.11    No Repricing.    Without the affirmative vote of holders of a majority of the Shares cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding Shares is present or represented by proxy, the Board shall not approve a program providing for the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to (a) "issuing or assuming a stock option in a transaction to which section 424(a) applies," within the meaning of Section 424 of the Code or (b) any Option Exchange Program.

        4.12    Provision of Information.    Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

5.     SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

        5.1    Shares Available for Awards.    Subject to adjustment under Section 14, a total of 2,000,000 Shares shall be available for issuance under the Plan. The Shares deliverable pursuant to Awards shall be authorized, but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust.

          5.1.1  Limits on Restricted Share Units, Options, Share Appreciation Rights, and Restricted Shares per Person per year.    No Participant shall be granted Restricted Share Units, Options, Share Appreciation Rights, or Restricted Shares within any fiscal year of the Company that relate (in the aggregate) to more than 125,000 Shares (as adjusted pursuant to Section 14).

          5.1.2  Option and SAR Limits per Person.    No Participant may receive Restricted Share Units, Options, Share Appreciation Rights or Restricted Shares that relate to more than 500,000 Shares (in the aggregate) under the Plan (as adjusted pursuant to Section 14).

          5.1.3  ISO Share Reserve.    The maximum number of Shares that may be issued pursuant to Incentive Stock Option Awards is 500,000 (as adjusted pursuant to Section 14, and as determined in accordance with Code Section 422).

        5.2    Replenishment; Counting of Shares.    Any Shares reserved for Plan Awards will again be available for future Awards if the Shares for any reason will never be issued to a Participant or Beneficiary pursuant to an Award (for example, due to its settlement in cash rather than in Shares, or the Award's forfeiture, cancellation, expiration, or net settlement through the issuance of Shares). Further, and to the extent permitted under Applicable Law, the maximum number of Shares available for delivery under the Plan shall not be reduced by any Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future Awards as a condition of the Company's or an Affiliate's acquiring another entity. On the other hand, Shares that a Person owns and tenders in payment of all or part of the satisfaction of applicable Withholding Taxes shall not increase the number of Shares available for future issuance under the Plan.

        5.3    Reservation of Shares; Grant Limitations.    The Company shall at all times reserve a number of Shares sufficient to cover the Company's obligations and contingent obligations to deliver Shares with respect to Awards then outstanding under this Plan.

        5.4    Vesting Limitations.    Notwithstanding any other provision of the Plan to the contrary, Awards shall become vested at a rate no faster than pro rata over a period of at least four years following the Grant Date (or, in the case of vesting with respect to Awards subject to performance-based or event-based vesting, no portion of such Award shall vest prior to one year following the Grant Date). Awards may only be subject to accelerated vesting in connection with unusual circumstances to the extent that the Administrator believes such acceleration to be in the best interest of the Company, a Change in Control, a Participant's death or pursuant to the terms and conditions of any enforceable written agreement between a Participant and the Company or one of its Subsidiaries.

6.     STOCK OPTIONS.

        6.1    Grants.    Subject to the special rules for ISOs set forth in the next paragraph, the Committee may grant Options to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan that may become exercisable in whole or in part based on future events or conditions, that shall include vesting requirements for the right to exercise the Option, and that may differ for any reason between Eligible Persons or classes of Eligible Persons, provided in all instances that:

  (a)
  the exercise price for Shares subject to purchase through exercise of an Option shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date (unless the Award replaces a previously issued Option or SAR); and

  (b)
  no Option shall be exercisable for a term ending more than ten years after its Grant Date.

        6.2    Special ISO Provisions.    The following provisions shall control any Option grants that are denominated as ISOs; provided that ISOs may not be awarded unless the Plan receives shareholder approval within 12 months after its Effective Date, and ISOs may not be granted more than 10 years after Board approval of the Plan.

          6.2.1  Eligibility.    The Committee may grant ISOs only to Employees (including Officers who are Employees) of the Company or an Affiliate that is a "parent corporation" or "subsidiary corporation" within the meaning of Code Section 424 (each being an "ISO-Qualifying Corporation"). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Non-ISO. An Incentive Stock Option granted to a prospective Employee on the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences a period of Continuous Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1(a).

          6.2.2  Documentation.    Each Option that is intended to be an ISO must be designated in the Award Agreement as an ISO, provided that any Option designated as an ISO will be a Non-ISO to the extent the Option does not meet the requirements of Code Section 422 or the provisions of this Section 6.2.2. In the case of an ISO, the Committee shall determine on the Grant Date the acceptable methods of paying the exercise price for Shares, and it shall be included in the applicable Award Agreement.

          6.2.3  $100,000 Limit.    To the extent that the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Code Section 422 is amended to alter the limitation set forth therein, the limitation of this paragraph automatically shall be adjusted accordingly.

          6.2.4  Grants to 10% Holders.    In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the ISO's term shall not exceed five years from the Grant Date, and the exercise price shall be at least 110% of the Fair Market Value of the underlying Shares on the Grant Date. In the event that Code Section 422 is amended to alter the limitations set forth therein, the limitation of this paragraph automatically shall be adjusted accordingly.

          6.2.5  Substitution of Options.    In the event the Company or an Affiliate acquires (whether by purchase, merger, or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Code Section 424, the Committee may, in accordance with the provisions of that Section, substitute ISOs for ISOs previously granted under the plan of the acquired company provided (A) the excess of the aggregate Fair Market Value of the Shares subject to an ISO immediately after the substitution over the aggregate exercise price of such Shares is not more than the similar excess immediately before such substitution, and (B) the new ISO does not give additional benefits to the Participant, including any extension of the exercise period.

          6.2.6  Notice of Disqualifying Dispositions.    By executing an ISO Award Agreement, each Participant agrees to notify the Company in writing immediately after the Participant sells, transfers or otherwise disposes of any Shares acquired through exercise of the ISO, if such disposition occurs within the earlier of (A) two years of the Grant Date, or (B) one year after the exercise of the ISO being exercised. Each Participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any Applicable Laws.

        6.3    Method of Exercise.    Each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional Shares) at any time and from time to time prior to its expiration, but only pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement. Exercise shall occur by delivery of both written notice of exercise to the secretary of the Company, and payment of the full exercise price for the Shares being purchased. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

  (a)
  cash or check payable to the Company (in U.S. dollars);

  (b)
  other Shares that (i) are owned by the Participant who is purchasing Shares pursuant to an Option, (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (iii) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such Shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (iv) are duly endorsed for transfer to the Company;

  (c)
  a net exercise by surrendering to the Company Shares otherwise receivable on exercise of the Option;

  (d)
  a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may elect to concurrently provide irrevocable instructions (i) to such Participant's broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (ii) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

  (e)
  any combination of the foregoing methods of payment.

        The Company shall not be required to deliver Shares pursuant to the exercise of an Option until the Company has received sufficient funds to cover the full exercise price due and all applicable Withholding Taxes required by reason of such exercise.

        Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

        6.4    Exercise of an Unvested Option.    The Committee in its sole discretion may allow a Participant to exercise an unvested Option, in which case the Shares then issued shall be Restricted Shares having vesting restrictions analogous to those of the unvested Option.

        6.5    Termination of Continuous Service.    The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), except as otherwise set forth in an enforceable written agreement between the Participant and the Company or one of its Subsidiaries the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards.

        The following provisions shall apply to the extent an Award Agreement or other enforceable written agreement between the Participant and the Company or one of its Subsidiaries does not specify the terms and conditions on which an Option shall terminate when there is a termination of a Participant's Continuous Service:

Reason for Terminating Continuous Service	Option Termination Date
By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts.	Termination of the Participant's Continuous Service, or when Cause first existed if earlier.
Disability of the Participant.	Within one year after termination of the Participant's Continuous Service.
Retirement of the Participant.	Within six months after termination of the Participant's Continuous Service, unless the Committee or the Company's Chief Executive Officer determines that a shorter period of time should apply.
Death of the Participant during Continuous Service or within 90 days thereafter.	Within one year after termination of the Participant's Continuous Service.
Any other reason.	Within 90 days after termination of the Participant's Continuous Service.

        If there is a Securities and Exchange Commission blackout period (or a Committee-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten-day period before the expiration of any Option based on the termination of a Participant's Continuous Service (as described above), the period for exercising the Options shall be extended until ten days beyond when such blackout period ends. Notwithstanding any provision hereof or within an Award Agreement, no Option shall ever be exercisable after the expiration date of its original term as set forth in the Award Agreement.

7.     SARs.

        7.1    Grants.    The Committee may grant SARs to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan; provided that:

  (a)
  the exercise price for the Shares subject to each SAR shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date (unless the Award replaces a previously issued Option or SAR);

  (b)
  no SAR shall be exercisable for a term ending more than ten years after its Grant Date; and

  (c)
  each SAR shall, except to the extent an SAR Award Agreement provides otherwise, be subject to the provisions of Section 6.5 relating to the effect of a termination of Participant's Continuous Service with "SAR" being substituted for "Option."

        7.2    Settlement.    Subject to the Plan's terms, an SAR shall entitle the Participant, on exercise of the SAR, to receive Shares having a Fair Market Value on the date of exercise equal to the product of the number of Shares as to which the SAR is being exercised, and the excess of (i) the Fair Market Value, on such date, of the Shares covered by the exercised SAR, over (ii) an exercise price designated in the SAR Award Agreement. Notwithstanding the foregoing, an SAR Award Agreement may limit the total settlement value that the Participant will be entitled to receive on the SAR's exercise, and may provide for settlement either in cash or in any combination of cash or Shares that the Committee may authorize pursuant to an Award Agreement. If, on the date on which an SAR or portion thereof is to expire, the Fair Market Value of the underlying Shares exceeds the aggregate exercise price of such SAR (or portion thereof), then the SAR shall be deemed exercised and the Participant shall within ten days thereafter receive the Shares that would have been issued on such date if the Participant had affirmatively exercised the SAR on that date.

        7.3    SARs Related to Options.    The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option, and shall have an exercise price that is not less than the exercise price of the related Option. A SAR shall entitle the Participant who holds the related Option, on exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7.2 above. Any SAR granted in tandem with an ISO will contain such terms as may be required to comply with the provisions of Code Section 422.

8.     RESTRICTED SHARES AND RESTRUCTED SHARE UNITS.

        8.1    Grants.    The Administrator may grant Restricted Share or Restricted Share Unit Awards to Eligible Persons, in all cases pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan. The Administrator shall establish as to each such Award the number of Shares deliverable (which number may be determined by a written formula), and the period or periods of time (the "Restriction Period") at the end of which all or some restrictions specified in the Award Agreement shall lapse, and the Participant shall receive Unrestricted Shares (or cash to the extent provided in the Award Agreement) in settlement of the Award. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Participant's duration of employment, directorship or consultancy with the Company, individual, group, or divisional performance criteria, Company performance, or other criteria selection by the Administrator. The Committee may make Restricted Share and RSU Awards with or without the requirement for payment of cash or other consideration.

        8.2    Vesting and Forfeiture.    The Administrator shall set forth, in an Award Agreement granting Restricted Shares or RSUs, the terms and conditions under which the Participant's interest in the Restricted Shares or the Shares subject to RSUs will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or as otherwise provided in this Plan with respect to a Participant's death, on termination of a Participant's Continuous Service for any reason, or pursuant to the terms and conditions of any enforceable written agreement between a Participant and the Company or one of its Subsidiaries, the Participant shall forfeit his or her Restricted Shares and RSUs to the extent the Participant's interest therein has not vested on or before such termination date; provided that if a Participant purchases Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant to the extent either set forth in an Award Agreement or required by Applicable Laws.

        8.3    Certificates for Restricted Shares.    Unless otherwise provided in an Award Agreement, the Company shall hold certificates representing Restricted Shares until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank. The Participant's failure to provide such stock powers within ten days after a written request from the Company shall entitle the Committee to unilaterally declare a forfeiture of all or some of the Participant's Restricted Shares.

        8.4    Section 83(b) Elections.    A Participant may make an election under Code Section 83(b) (the "Section 83(b) Election") with respect to Restricted Shares. A Participant who has received RSUs may, within ten days after receiving the RSU Award, provide the Committee with a written notice of his or her desire to make a Section 83(b) Election with respect to the Shares subject to such RSUs. The Committee may in its discretion convert the Participant's RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant's RSU Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares; provided that the Participant's Section 83(b) Election will be invalid if not filed with the Company and the appropriate U.S. tax authorities within 30 days after the Grant Date of the RSUs that are thereafter replaced by the Restricted Shares.

        8.5    Deferral Elections for RSUs.    To the extent specifically provided in an Award Agreement, a Participant may irrevocably elect, in accordance with Section 9 below, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant both more than twelve (12) months after the date of the Participant's deferral election and on the vesting of an RSU Award. If the Participant makes this election, the Company shall credit the Shares subject to the election to a DSU account established pursuant to Section 9 below on the date such Shares would otherwise have been delivered to the Participant pursuant to this Section.

        8.6    Issuance of Shares on Vesting.    As soon as practicable after vesting of a Participant's right to receive Shares underlying RSUs, the Company shall deliver to the Participant, free from vesting restrictions, one Share free of the vesting restriction for each vested RSU, unless an Award Agreement provides otherwise and subject to Section 15 regarding Withholding Taxes. No fractional Shares will be distributed, and cash shall be paid in lieu thereof.

        The Company will not be obligated to deliver any Shares unless and until it receives full payment of any withholding obligations under Section 15 and any other delivery conditions have been satisfied. Except as expressly provided in the applicable Award Agreement, the Administrator may at any time eliminate or limit a Participant's ability to satisfy withholding obligations through any method other than cash payment to the Company.

9.     DSUs.

        9.1    Elections to Defer.    The Committee may make DSU awards to Eligible Persons pursuant to Award Agreements (regardless of whether or not there is a deferral of the Eligible Person's compensation), and may permit select Eligible Persons to irrevocably elect, on a form provided by and acceptable to the Committee (the "Election Form"), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any RSU Award) and in lieu thereof to have the Company credit to an internal Plan account a number of DSUs having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar quarter (or other period determined by the Committee) during which compensation is deferred. Notwithstanding the foregoing sentence, a Participant's Election Form will be ineffective with respect to any compensation that the Participant earns before the date on which the Election Form takes effect. For any Participant who is subject to U.S. income taxation, the Committee shall only authorize deferral elections under this Section (i) pursuant to written procedures, and using written Election Forms, that satisfy the requirements of Code Section 409A, and (ii) only by Eligible Persons who are Directors, Consultants, or members of a select group of management or highly compensated Employees (within the meaning of ERISA).

        9.2    Vesting.    DSUs that defer other Awards shall be vested at the same time the underlying award becomes vested. Other DSUs shall be subject to the vesting requirements set forth in Section 5.5.

        9.3    Issuances of Shares.    Unless an Award Agreement expressly provides otherwise, the Company shall settle a Participant's DSU Award, by delivering one Share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant's Continuous Service ends for any reason, subject to:

  (a)
  the Participant's right to elect a different form of distribution, only on a form provided by and acceptable to the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following, the last day of the Participant's Continuous Service, and

  (b)
  the Company's acceptance of the Participant's distribution election form executed at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9.1, provided that the Participant may change a distribution election through any subsequent election that (i) the Participant delivers to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant's initial distribution election, and (ii) defers the commencement of distributions by at least five years from the last-properly elected scheduled distribution commencement date.

        Fractional Shares shall not be issued and instead shall be paid out in cash.

        9.4    Emergency Withdrawals.    In the event that a Participant suffers an unforeseeable emergency within the contemplation of this Section, the Participant may apply to the Committee for an immediate distribution of all or a portion of the Participant's DSUs. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant's spouse, or a dependent (within the meaning of Code Section 152) of the Participant, casualty loss of the Participant's property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. The Committee shall, in its sole and absolute discretion, determine whether a Participant has a qualifying unforeseeable emergency, may require independent verification of the emergency, and may determine whether or not to provide the Participant with cash or Shares. Examples of purposes that are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The number of Shares subject to the Participant's DSU Award shall be reduced by any Shares distributed to the Participant and by a number of Shares having a Fair Market Value on the date of the distribution equal to any cash paid to the Participant pursuant to this Section. For all DSUs granted to Participants who are U.S. taxpayers, the term "unforeseeable emergency" shall be interpreted in accordance with Code Section 409A.

        9.5    Termination of Service.    For purposes of this Section, a Participant's "Continuous Service" shall only end when the Participant incurs a "separation from service" within the meaning of Treasury Regulations § 1.409A-1(h). A Participant shall be considered to have experienced a termination of Continuous Service when the facts and circumstances indicate that either (a) no further services will be performed for the Company or any Affiliate after a certain date, or (b) that the level of bona fide services the Participant will perform after such date (whether as an Employee, Director, or Consultant) are reasonably expected to permanently decrease to no more than 50% of the average level of bona fide services performed by such Participant (whether as an Employee, Director, or Consultant) over the immediately preceding 36-month period (or full period of services to the Company and its Affiliates if the Participant has been providing such services for less than 36 months).

10.   PERFORMANCE AND CASH-SETTLED AWARDS.

        10.1    Purpose.    The purpose of this Section 10 is to provide the Committee the ability to qualify Awards that are granted pursuant to the Plan as qualified performance-based compensation under Code Section 162(m). If the Committee, in its discretion, decides to grant a Performance-Based Award subject to Performance Goals to a Covered Employee, the provisions of this Section 10 will control over any contrary provision in the Plan; provided, however, that the Committee may in its discretion grant Awards to such Covered Employees that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 10.

        10.2    Applicability.    This Section 10 will apply to those Covered Employees who are selected by the Committee to receive any Award subject to Performance Goals. The designation of a Covered Employee as being subject to Section 162(m) will not in any manner entitle the Covered Employee to receive an Award under the Plan. Moreover, designation of a Covered Employee subject to Section 162(m) for a particular Performance Period will not require designation of such Covered Employee in any subsequent Performance Period and designation of one Covered Employee will not require designation of any other Covered Employee in such period or in any other period.

        10.3    Procedures with Respect to Performance Based Awards.    To the extent necessary to comply with the performance-based compensation requirements of Section 162(m), with respect to any Award granted subject to Performance Goals, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (a) designate one or more Participants who are Covered Employees, (b) select the Performance Goals applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Covered Employee, the Committee will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

        10.4    Payment of Performance Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Covered Employee must be employed by the Participating Company Group on the day a Performance-Based Award for such Performance Period is paid to the Covered Employee. Furthermore, a Covered Employee will be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

        10.5    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award that is granted to a Covered Employee and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m), and the Plan will be deemed amended to the extent necessary to conform to such requirements.

11.   [RESERVED]

12.   TRANSFER RESTRICTIONS.

        12.1    General.    Except as set forth in this Section 12, or as otherwise approved by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a death Beneficiary by a Participant will not constitute a transfer.

        12.2    Exceptions.    The Administrator may permit Awards to be paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person's family members).

        12.3    Further Exceptions to Limits on Transfer.    The transfer restrictions in this Section 12 shall not apply to:

  (a)
  transfers to the Company (for example, in connection with the expiration or termination of an Award);

  (b)
  the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

  (c)
  transfers to a family member (or former family member) pursuant to a qualified domestic relations order if approved or ratified by the Administrator; or

  (d)
  if the Participant has become Disabled, permitted transfers by his or her legal representative.

13.   EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS.

        13.1    General.    Consistent with the terms of this Plan, the Administrator shall establish the effect of a termination of Continuous Service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based on, inter alia, the cause of termination. If the Participant is not an employee of the Company or one of its Subsidiaries and provides other services to the Company or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan

(unless a contract or the Award otherwise provides) of whether the Participant continues to remain in Continuous Service and the date, if any, on which such Continuous Service shall be deemed to have terminated.

        13.2    Effect of Change of Subsidiary Status.    For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary of the Company a termination of Continuous Service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Company or another Subsidiary that remains a Participating Employer after giving effect to the transaction or other event giving rise to the change in status.

14.   ADJUSTMENTS; ACCELERATION.

        14.1    Changes in Capitalization.    The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan on cancellation, forfeiture, or expiration of an Award to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, merger, consolidation, change in organization form, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards such alternative consideration (including cash or securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of cash or securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.

        14.2    Dissolution or Liquidation.    In the event of the dissolution or liquidation of the Company other than as part of a Change in Control, each Award will terminate immediately prior to the consummation of such dissolution or liquidation, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

        14.3    Change in Control.    In the event of a Change in Control (other than an event described in clause (ii) of the definition of Change in Control) but subject to the terms of any Award Agreements or pursuant to the terms and conditions of any enforceable written agreement between a Participant and the Company or any of its Subsidiaries, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor company or a parent or subsidiary of such successor company (in each case, the "Successor Company") on consummation of the transaction. Notwithstanding the foregoing, instead of having outstanding Awards be assumed or replaced with equivalent awards by the Successor Company, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company's shareholders or any Participant with respect to his or her outstanding Awards, but subject to the terms and conditions of any enforceable written agreement between a Participant and the Company or any of its Subsidiaries, take one or more of the following actions (with respect to any or all of the Awards, and with discretion to differentiate between individual Participants and Awards for any reason):

  (a)
  accelerate the vesting of all or a portion of certain Awards so that such Awards or a portion thereof shall vest as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued pursuant to an Award shall lapse as to the Shares subject to such repurchase right (for the avoidance of doubt, the Committee may accelerate vesting even if another enforceable written agreement between a

    Participant and the Company or one of its Subsidiaries provides for no, or partial, vesting in connection with a Change in Control);

  (b)
  arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of all or some outstanding Awards or a portion thereof (based on the Fair Market Value, on the date of the Change in Control, of the Award being cancelled, based on any reasonable valuation method selected by the Committee, and with the Committee having full discretion to cancel either all Awards or only select Awards or portions thereof (such as only those that have vested on or before the Change in Control);

  (c)
  terminate unvested awards with or without payment therefor. To the extent that an unvested Award is not settled prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate on such consummation; or

  (d)
  make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms set forth above.

Notwithstanding the above and unless otherwise provided in an Award Agreement or in any enforceable agreement between a Participant and the Company or any of its Subsidiaries, in the event a Participant is Involuntarily Terminated on or within 12 months (or other period set forth in an Award Agreement) following a Change in Control, then any Award that is assumed or substituted pursuant to this Section 14.3 above shall accelerate and become fully vested (and become exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares underlying the Award shall lapse in full. To the extent the foregoing sentence is more favorable than an enforceable written agreement between a Participant and the Company or one of its Subsidiaries, the foregoing sentence shall apply. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's Involuntary Termination.

        14.4    Death of Participant.    In the event of the death of a Participant, unless otherwise provided in the applicable Award Agreement, the Company's Chief Executive Officer determines otherwise in his or her sole discretion, or to the extent the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the Award and subject to Section 14.6, each then-outstanding Award shall fully vest and automatically will be transferred to the Participant's Beneficiary (or, if no Beneficiary is designated or surviving, to the person or persons to whom the Participant's rights under the Award pass by will or the laws of descent and distribution). Once transfer has been made to an individual the Administrator determines in good faith is entitled to transfer pursuant to this Section 14.4, no Person, other than such transferee, shall have any claim for benefits or any other rights with respect to such Award.

        14.5    Role and Powers of Administrator.    The Administrator may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement. The Administrator may take such action contemplated by this Section 14 prior to the occurrence of any such triggering event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying Shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of the Award if an event giving rise to acceleration does not occur.

        Any good faith determination by the Administrator pursuant to its authority under this Section 14 shall be conclusive and binding on all persons.

        14.6    Other Acceleration Rules.    Except as expressly set forth herein, the Administrator may override any automatic acceleration provision set forth in this Plan by express provision in the applicable Award Agreement (such provisions also may be overridden by an enforceable written agreement between the Participant and the Company or one of its Subsidiaries) and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Administrator may approve.

        14.7    Golden Parachute Limitation.    Except as provided in the last sentence of this Section 14.7, notwithstanding anything in this Plan to the contrary, in no event shall any Award or payment be accelerated under this Plan to an extent or in a manner so that such Award or payment, together with any other compensation and benefits provided to, or for the benefit of, the Participant under any other plan or agreement of the Company or any of its Subsidiaries, would not be fully deductible by the Company or one of its Subsidiaries for federal income tax purposes because of Section 280G of the Code and any similar state, local or federal law (collectively, "Section 280G"). If a Participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then such parachute payments will be reduced or modified so that the Company or one of its Subsidiaries is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code in the following order (unless cutting the parachute payments back in such order would result in the imposition on the Participant of an additional tax under Section 409A of the Code (or similar state or local law) and cutting the parachute payments back in another order would not, in which case benefits shall instead be cut back in such other order): First, all parachute payments that do not constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code (in the order designated by the Participant); second, all parachute payments that constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code that were granted to the Participant in the 12-month period of time preceding the applicable Section 280G event, in the order such benefits were granted to the Participant; and third, all remaining parachute payments shall be reduced pro-rata. Notwithstanding the foregoing, if a Participant is a party to an employment or other agreement with the Company or one of its Subsidiaries, or is a Participant in a severance program sponsored by the Company or one of its Subsidiaries, that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), or the applicable Award Agreement includes such provisions, the Section 280G and/or Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to the Awards held by that Participant (for example, and without limitation, a Participant may be a party to an employment agreement with the Company or one of its Subsidiaries that provides for a "gross-up" as opposed to a "cut-back" in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any Awards held by that Participant). This Section 14.7 shall not apply to the extent that the terms and conditions of any then-applicable employment agreement or Award Agreement provide for a different outcome or treatment.

15.   TAX WITHHOLDING.

        15.1    General Rule.    Participants are solely responsible and liable for the satisfaction of all taxes, interest and penalties that may arise in connection with Awards, and neither the Company, any Affiliate, nor any of their employees, directors, or agents shall have any obligation to mitigate, indemnify, or to otherwise hold any Participant harmless from any or all of such taxes, interest or penalties. Except to the extent otherwise either provided in an Award Agreement or thereafter authorized by the Administrator, the Company or any Affiliate may satisfy required Withholding Taxes that the Participant has not otherwise arranged to settle before the due date thereof

  (a)
  first from withholding the cash otherwise payable to the Participant pursuant to the Award;

  (b)
  then by withholding and cancelling the Participant's rights with respect to a number of Shares that (i) would otherwise have been delivered to the Participant pursuant to the Award, and (ii) have an aggregate Fair Market Value equal to the Withholding Taxes (such withheld Shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of the withholding); and

  (c)
  finally, withholding the cash otherwise payable to the Participant by the Company or its Subsidiaries.

        The number of Shares withheld and cancelled to pay a Participant's Withholding Taxes will be rounded up to the nearest whole Share sufficient to satisfy such taxes, with cash being paid to the Participant in an amount equal to the amount by which the Fair Market Value of such Shares exceeds the Withholding Taxes.

        15.2    Unfunded Tax Status.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant's rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the collection of benefits as they come due. Neither the Participant nor the Participant's duly-authorized transferee or Beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company.

16.   TERMINATION, RESCISSION AND RECAPTURE OF AWARDS.

        16.1   Each Award under the Plan is intended to align the Participant's long-term interests with those of the Company. Accordingly, unless otherwise expressly provided in an Award Agreement, the Company may terminate any outstanding, unexpired, unpaid, or deferred Awards ("Termination"), rescind any delivery pursuant to the Award ("Rescission"), or recapture any Shares (whether restricted or unrestricted) or proceeds from the Participant's sale of Shares issued pursuant to the Award ("Recapture"), if the Participant does not comply with the conditions of subsections 16.2, 16.4, 16.5, and 16.6 hereof (collectively, the "Conditions").

        16.2   A Participant shall not, at any time after the Participant first received an Award under this Plan, take any action or inaction that would constitute "Cause," as defined herein.

        16.3   A Participant shall not, without the Company's prior written authorization, disclose to anyone outside the Company, or use in other than the Company's business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company or any of its Affiliates with regard to any such proprietary or confidential information or material.

        16.4   Pursuant to any agreement between the Participant and the Company or its Affiliates with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

        16.5   On payment, or delivery of cash or Shares pursuant to an Award, the Participant shall, if requested in writing by the Company, certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant's then-current employer or any entity for which the Participant performs business services and the Participant's title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

        16.6   If the Company determines, in its sole and absolute discretion, that (a) a Participant has violated any of the Conditions or (b) during his or her Continuous Service, or within one year after its termination for any reason, a Participant (i) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (ii) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (iii) has engaged in activities that are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, to the extent not prohibited by Applicable Law, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant's relevant Awards, Shares, and the proceeds thereof.

        16.7   Within ten days after receiving notice from the Company of any such activity described in Section 16.6 above, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded payment, or delivery. Any payment by the Participant to the Company pursuant to this Section 16 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant's Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, as long as (a) such stock or other securities are listed on a recognized securities exchange or traded over-the-counter, and (b) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

        16.8   Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company's authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections 16.2, 16.4, 16.5 and 16.6, other than any obligations that are part of any separate agreement between the Company or its Affiliates and the Participant or that arise under Applicable Law.

        16.9   All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

        16.10    If any provision within this Section is determined to be unenforceable or invalid under any Applicable Law, such provision will be applied to the maximum extent permitted by Applicable Law, and shall automatically be deemed amended in a manner consistent with its objectives and any limitations required under Applicable Law.

17.   RECOUPMENT OF AWARDS.

        Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Administrator may in its sole and absolute discretion, without obtaining the approval or consent of the Company's shareholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted under this Plan ("Reimbursement"), or the Administrator may require the Termination or Rescission of, or the Recapture associated with, any Award, if and to the extent

  (a)
  the granting, vesting, or payment of such Award was predicated on the achievement of certain financial results that were subsequently the subject of a material financial restatement;

  (b)
  in the Administrator's view the Participant engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and

  (c)
  a lower granting, vesting, or payment of such Award otherwise would have occurred.

        In each instance, the Administrator will, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

18.   AMENDMENTS TO AWARDS.

        Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator may modify an Award to accept the cancellation of outstanding Awards or to make any change that the Plan would permit for a new Award. However, except in connection with a Change in Control or as approved by the Company's shareholders for any period during which it is subject to the reporting requirements of the Exchange Act, the Committee may not cancel an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price, or granting a replacement award of a different type, or otherwise allowing for a "repricing" within the meaning of applicable federal securities laws. Notwithstanding the foregoing, except as expressly provided in this Plan or in an Award Agreement, no modification of an outstanding Award may materially and adversely affect a Participant's rights thereunder unless either (a) the Participant provides written consent to the modification, or (b) before a Change in Control, the Administrator determines in good faith that the modification is not materially adverse to the Participant.

19.   PLAN TERMINATION AND SUSPENSION; PLAN AMENDMENTS.

        19.1    Termination.    Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the date ten years after its Effective Date. After the termination of this Plan either on such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Administrator with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

        19.2    Stockholder Approval.    To the extent then required by Applicable Law or any applicable agency or required under the Code to preserve the intended tax consequences of this plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

        19.3    Plan Amendment.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided that no change shall be made that increases the total number of Shares reserved for issuance pursuant to Awards (except pursuant to Section 14 above) unless such change is authorized by the shareholders of the Company. No Awards may be granted during any period that the Plan is suspended by the Board. A termination or amendment of the Plan shall not materially and adversely affect a Participant's vested rights under an Award previously granted to him or her, unless the Participant consents in writing to such termination or amendment. The loss of a tax deferral associated with acceleration of Awards shall not be considered to adversely affect a Participant's rights for purposes of this Plan. Notwithstanding the foregoing, the Administrator may amend the Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof.

20.   OTHER PROVISIONS.

        20.1    Compliance with Laws.    This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of Shares, and the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including. but not limited to, state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The Person acquiring any securities under this Plan will, if requested by the Company or one of its Subsidiaries, provide such assurances and representations to the Company or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all Applicable Laws and accounting requirements.

        20.2    No Rights to Award.    No person shall have any claim or rights to be granted an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

        20.3    No Employment/Service Contract.    Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer on any Eligible Person or other Participant any right to continue in the employ or other service of the Company or one of its Subsidiaries, constitute any contract or agreement of employment or other service, or affect an employee's status as an employee at will, nor shall it interfere in any way with the right of the Company or one of its Subsidiaries to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 20.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

        20.4    No Fiduciary or Trust Relationship.    Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or one of its Subsidiaries and any Participant, beneficiary or other person.

        20.5    No Shareholder Rights.    Except as otherwise expressly authorized by the Administrator, a Participant shall not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. Neither a Participant nor any transferee or Beneficiary of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to such Participant, transferee, or Beneficiary for such Shares in accordance with the Company's governing instruments and Applicable Law. Prior to the issuance of Shares or in the case of Restricted Shares, until the restrictions lapse, unless otherwise provided in an Award Agreement, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for by the Administrator, in this Plan or in an Award Agreement.

        20.6    No Corporate Action Restriction.    The existence of this Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Company or any Subsidiary, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Company or any Subsidiary, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Administrator, or the Company or any employees, officers or agents of the Company or any Subsidiary, as a result of any such action.

21.   GOVERNING LAW; CONSTRUCTION; SEVERABILITY.

        21.1    Choice of Law.    To the extent that U.S. Federal law does not apply, and except as expressly set forth in an applicable sub-plan or Award Agreement, this Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California, without regard to conflict of laws rules.

        21.2    Laws and Regulations.

          21.2.1    General Rules.    This Plan, the granting of Awards, the exercise of Options and SARs, and the obligations of the Company hereunder (including those to pay cash or to deliver, sell or accept the surrender of any of its Shares or other securities) shall be subject to all Applicable Laws. In the event that any Shares are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Company may require, as a condition to their issuance or delivery, that the persons to whom the Shares are to be issued or delivered make any written representations and warranties (such as that such Shares are being acquired by the Participant for investment for the Participant's own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares) that the Administrator may reasonably require, and the Administrator may in its sole discretion include a legend to such effect on the certificates representing any Shares issued or delivered pursuant to the Plan.

          21.2.2    Black-out Periods.    Notwithstanding any contrary terms within the Plan or any Award Agreement, the Administrator shall have the absolute discretion to impose a "blackout" period on the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent that the Administrator determines that doing so is either desirable or required in order to comply with Applicable Law.

        21.3    Plan Construction.

          21.3.1    Rule 16b-3.    It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards if an Award or event does not so qualify.

          21.3.2    Section 162(m).    Award Agreements may contain any provision designed to ensure deductibility under Section 162(m) of the Code.

        21.4    Captions.    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

        21.5    Severability; Blue Pencil.    In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction such provision or provisions are not enforceable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions to make them enforceable and to enforce the remainder of these provisions as so amended.

 Appendix I: Definitions

        As used in the Plan, the following terms have the meanings indicated when they begin with initial capital letters within the Plan:

        "Administrator" means the Board, the Compensation Committee of the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law.

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise or shall have such other meaning assigned such term for purposes of registration on Form S-8 under the Securities Act; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

        "Applicable Law" means the legal requirements relating to the administration of share-based plans under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

        "Award" means any award made, in writing or by an electronic medium, pursuant to the Plan, whether alternative or cumulative.

        "Award Agreement" means any written document setting forth the terms, conditions and restrictions of an Award granted to the Participant that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

        "Beneficiary" means the person or entity designated by the Participant, in a form approved by the Company, to receive payment or settlement under an Award after the Participant's death.

        "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

        "Cause" will exist if the Company's most-senior human resources executive (or his or her delegate) reasonably determines that: (i) the Participant willfully failed to substantially fulfill his or her duties and responsibilities to the Company or deliberately violated a material Company policy; (ii) the Participant committed any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant engaged in unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) the Participant willfully and materially breached any of his or her obligations under any written agreement or covenant with the Company. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and the term "Company" will be interpreted herein to include any Affiliate or successor thereto, if appropriate. Furthermore, a Participant's Continuous Service shall be deemed to have terminated for Cause within the meaning hereof if, at any time (whether before, on, or after termination of the Participant's Continuous Service), facts or circumstances are discovered that would have justified a termination for Cause.

        "Change in Control" means that, unless another definition is set forth in an Award Agreement, the first of the following to occur after the Effective Date:

            (i)  Acquisition of Controlling Interest.    Any Person (other than Persons who are Employees at any time more than one year before a transaction) becomes the Beneficial Owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then-outstanding securities. In applying the preceding sentence, an agreement to vote securities shall be disregarded unless its ultimate purpose is to cause what would otherwise be a Change in Control, as reasonably determined by the Board.

           (ii)  Change in Board Control.    During any consecutive one-year period commencing after the date of adoption of this Plan, individuals who constituted the Board at the beginning of the period (or their approved replacements, as defined in the next sentence) cease for any reason to constitute a majority of the Board. A new Director shall be considered an "approved replacement" Director if his or her election (or nomination for election) was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the period or were themselves approved replacement Directors, but in either case excluding any Director whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board.

          (iii)  Merger.    The Company consummates a merger or consolidation of the Company with any other corporation unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no Person (other than Persons who are Employees at any time more than one year before the transaction) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities.

          (iv)  Sale of Assets.    The stockholders of the Company approve an agreement for the sale or disposition by the Company of all, or substantially all, of the Company's assets.

           (v)  Liquidation or Dissolution.    The stockholders of the Company approve a plan or proposal for liquidation or dissolution of the Company.

        Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

        "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

        "Committee" means the Compensation Committee of the Board or its successor or other committee of the Board duly appointed to administer the Plan; provided that the term "Committee" means (i) the Board when acting at any time in lieu of the Committee, (ii) with respect to any decision involving an Award intended to satisfy the requirements of Code Section 162(m), a committee consisting of two or more Directors of the Company who are "outside directors" within the meaning of Code Section 162(m), and (iii) with respect to any decision relating to a Reporting Person, a committee consisting solely of two or more Directors who are disinterested within the meaning of Rule 16b-3.

        "Common Stock" shall mean the common stock of the Company and such other securities or property as may become the subject of Awards under this Plan, or may become subject to such Awards, pursuant to an adjustment made under Section 14.1.

        "Company" means Kratos Defense & Security Solutions, Inc., a Delaware corporation; provided that, in the event the Company reincorporates to another jurisdiction, all references to the term "Company" shall refer to the Company in such new jurisdiction.

        "Conditions" has the meaning set forth in Section 16.1 of the Plan.

        "Consultant" means any person (other than an Employee or Director), including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services; provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on a Form S-8 Registration Statement under the Securities Act.

        "Continuous Service" means a Participant's period of service in the absence of any interruption or termination, as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment on the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) transfers between locations of the Company or between the Company and its Affiliates. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service if the individual continues to perform bona fide services for the Company. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave). In no event shall an Award vest after the expiration of the term set forth in the applicable Award Agreement.

        "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m).

        "Deferred Share Units" or "DSUs" mean Awards pursuant to Section 9 of the Plan.

        "Director" means a member of the Board, or a member of the board of directors of an Affiliate.

        "Disabled" will have the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, "Disabled" means a condition that causes the Participant to:

            (i)  be unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

           (ii)  by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receive income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company.

        "Disqualifying Disposition" has the meaning set forth in Section 6.2.6 of the Plan.

        "Effective Date" means the date determined pursuant to Section 1.2.

        "Election Form" has the meaning set forth in Section 9.1 of the Plan.

        "Eligible Person" means any Consultant, Director, or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

        "Employee" means any person whom the Company or any Affiliate classifies as an employee (including an Officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means, unless otherwise determined or provided by the Administrator in the circumstances, the last price (in regular trading) or the mean of the closing bid and asked prices of a Share if the Shares are so quoted instead, as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market, the Nasdaq Global Select Market or such other national or regional securities exchange or market system constituting the primary market for the Shares, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Shares are traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Shares were so traded prior to the relevant date, or such other appropriate day as shall be determined by the Administrator, in its discretion. If Shares are no longer listed or are no longer actively traded on such a market as of the applicable date, the Fair Market Value of the Shares shall be the value as reasonably determined by the Administrator for purposes of the Award under the circumstances, without regard to any restriction other than a restriction that, by its terms, will never lapse.

        "Grant Date" means the later of (i) the date designated as the "Grant Date" within an Award Agreement, and (ii) the date on which the Committee determines the key terms of an Award, unless otherwise designated by the Committee; provided that as soon as reasonably practical thereafter the Committee both notifies the Eligible Person of the Award and enters into an Award Agreement with the Eligible Person. The Grant Date may be a designated date after but not before the date of the Committee's determination under clause (ii) of the preceding sentence.

        "Incentive Stock Option" or "ISO" means an Option that qualifies for favorable income tax treatment under Code Section 422.

        "Indexed Option" means an Option with an exercise price which either increases by a fixed percentage over time or changes by reference to a published index, as determined by the Board and set forth in the Option Agreement.

        "Insider" means an Officer, a Director of the Company or other person whose transactions in Shares are subject to Section 16 of the Exchange Act.

        "International Awards" has the meaning set forth in Section 3.5 of the Plan.

        "Involuntary Termination" means termination of a Participant's Continuous Service under the following circumstances occurring on or after a Change in Control:

            (i)  termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or

           (ii)  voluntary resignation by the Participant through the following actions: (1) the Participant provides the Company with written notice of the existence of one of the events, arising without the Participant's consent, listed in clauses (A) through (C) below, within 30 days of the initial existence of such event; (2) the Company fails to cure such event within 30 days following the date such notice is given; and (3) the Participant elects to voluntarily terminate employment within the 90 day period immediately following such event. The events include: (A) a material reduction in the Participant's authority, duties, and responsibilities, provided that a mere change in the Participant's title shall not trigger an Involuntary Termination; (B) the Participant being required to relocate his place of employment, other than a relocation within 50 miles of the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in the Participant's Base Salary other than any such reduction consistent with a general reduction of pay for similarly situated Participants.

        "ISO-Qualifying Corporation" has the meaning set forth in Section 6.2.1 of the Plan.

        "Non-ISO" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement.

        "Notice of Grant" means the document that the Administrator determines will be used to notify Participants of Awards granted to them.

        "Officer" means any person designated by the Board as an officer of the Company.

        "Option" means a right to purchase Shares at a price and on terms and conditions determined in accordance with the Plan.

        "Option Exchange Program" means any program instituted by the Board that would permit either (i) Participants the opportunity to transfer any outstanding Options or SARs to a financial institution selected by the Board or (ii) the cancellation of outstanding Options or SARs and the grant in substitution therefore of any new Awards, including specifically any new Options or SARs having a lower exercise price.

        "Participant" means any Eligible Person who holds one or more outstanding Awards.

        "Participating Company Group" means all corporations that are then Participating Employers.

        "Participating Employer" means the Company and each Subsidiary that has been authorized by the Committee to participate in this Plan.

        "Performance-Based Award" means an Award granted to a Covered Employee pursuant to the Plan, but which is subject to the terms and conditions set forth in Section 10. All Performance-Based Awards are intended to qualify as qualified performance-based compensation under Section 162(m).

        "Performance Goal" means the criteria that the Committee uses to establish qualified performance-based compensation under Section 162(m) and the formulas for determining whether such performance targets have been obtained. Such Performance Goals may be based on one or more Performance Measures, subject to the following: Performance Measures shall have the same meanings as used in the Company's financial statements, or, if such terms are not used in the Company's financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company's industry. Performance Measures shall be calculated with respect to the Company and each Affiliate consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance-Based Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance-Based Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance-Based Award. Performance targets may include minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance-Based Award determined under the applicable Performance-Based Award formula by the level attained during the applicable Performance Period. A Performance target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

        "Performance Measures" may be one or more of the following, or a combination of any of the following, as determined by the Committee: (i) revenue; (ii) gross margin; (iii) operating margin; (iv) operating income; (v) pre-tax profit; (vi) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (vii) net income; (viii) cash flow; (ix) expenses; (x) the market price of the Shares; (xi) earnings per share; (xii) return on stockholder equity; (xiii) return on capital; (xiv) return on net assets; (xv) economic value added; (xvi) number of customers; (xvii) market share; (xviii) return on investment; (xix) profit after tax; (xx) customer satisfaction; (xxi) growth of earnings before interest and taxes; (xxii) days sales outstanding ("DSOs"); (xxiii) EBITDA margin; (xxxiv) adjusted EBITDA margin; and (xxxv) adjusted EBITDA.

        "Performance Period" means a period established by the Committee pursuant to Section 10 of the Plan at the end of which one or more Performance Goals are to be measured.

        "Person" means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

        "Plan" means this Kratos Defense & Security Solutions, Inc. 2011 Equity Incentive Plan.

        "Recapture," "Rescission," "Reimbursement" have the meanings set forth in Section 16 of the Plan.

        "Recoupment" has the meaning set forth in Section 17 of the Plan.

        "Replacement Awards" has the meaning set forth in Section 3.4 of the Plan.

        "Reporting Person" means an Employee, Director, or Consultant who is subject to the reporting requirements set forth under Rule 16b-3.

        "Restricted Share" means a Share that is subject to restrictions imposed under Section 8, and may be subject to risk of forfeiture.

        "Restricted Share Units" or "RSU" means a right granted to a Participant to receive Shares or cash on the lapse of restrictions imposed under the Plan.

        "Restriction Period" has the meaning set forth in Section 8.1 of the Plan.

        "Retirement" means a Participant's termination of employment after age 65.

        "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

        "Section 162(m)" means Section 162(m) of the Code.

        "Section 280G" has the meaning set forth in Section 14.7 of the Plan.

        "Section 83(b) Election" has the meaning set forth in Section 8.4 of the Plan.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Share" means a share of Common Stock of the Company, as adjusted in accordance with Section 14 of the Plan (also referred to as "Stock").

        "Share Appreciation Right" or "SAR" means a right to receive amounts awarded under Section 7.

        "Subsidiary" means any corporation or other entity, a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

        "Successor Company" has the meaning set forth in Section 14.3 of the Plan.

        "Ten Percent Holder" means a person who owns (within the meaning of Code Section 422) stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company.

        "Termination" has the meaning set forth in Section 16 of the Plan.

        "Unrestricted Shares" mean Shares (without restrictions) awarded pursuant to the Plan.

        "Withholding Taxes" means the aggregate minimum amount of federal, state, local and foreign income, payroll and other taxes that the Company and any Affiliates are required to withhold in connection with any Award.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000104129_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Scott Anderson 02 Bandel Carano 03 Eric DeMarco 04 William Hoglund 05 Scot Jarvis 06 Jane Judd 07 Samuel Liberatore KRATOS DEFENSE & SECURITY SOLUTIONS, INC. WELLS FARGO BANK,161 CONCORD EXCHANGE NORTH SOUTH SAINT PAUL, MN 55705 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain 2 To ratify the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 25, 2011. 3 To approve the adoption of the Company's 2011 Equity Incentive Plan. 4 To approve an amendment to the Company's 1999 Employee Stock Purchase Plan to increase the aggregate number of shares that may be issued under the plan by 250,000 shares. 5 An advisory (non-binding) vote on the compensation of our named executive officers, as presented in the proxy statement. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 6 An advisory (non-binding) vote on the frequency of the stockholder advisory vote to approve the compensation of our named executive officers, as presented in the proxy statement. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 7 To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Yes No Please indicate if you plan to attend this meeting

0000104129_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual report/10K Wrap is/are available at www.proxyvote.com . KRATOS DEFENSE & SECURITY SOLUTIONS, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2011. The undersigned hereby appoints Eric DeMarco and Deanna Lund, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Kratos Defense & Security Solutions, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's Headquarters, 4820 Eastgate Mall, San Diego, CA 92121, on Friday, May 27, 2011 at 9:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR THE APPROVAL OF PROPOSALS 2, 3, 4, 5 AND 6. THE PROXYHOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY COME BEFORE THE MEETING. Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States. Continued and to be signed on reverse side

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PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 3 APPROVAL OF THE ADOPTION OF THE KRATOS DEFENSE & SECURITY SOLUTIONS, INC. 2011 EQUITY INCENTIVE PLAN
PROPOSAL NO. 4 APPROVAL OF AN AMENDMENT TO THE KRATOS DEFENSE & SECURITY SOLUTIONS, INC. 1999 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN BY 250,000 SHARES
PROPOSAL NO. 5 ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
PROPOSAL NO. 6 ADVISORY VOTE TO APPROVE THE FREQUENCY OF THE STOCKHOLDER ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
CORPORATE GOVERNANCE
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
HOUSEHOLDING OF PROXY MATERIALS
STOCKHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS
  ANNEX A
KRATOS DEFENSE & SECURITY SOLUTIONS, INCORPORATED 2011 EQUITY INCENTIVE PLAN Plan Document
Appendix I: Definitions